U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]


                         Pre-Effective Amendment No.     [  ]
                        Post-Effective Amendment No.     [18]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

                               Amendment No.             [18]

                        (Check appropriate box or boxes)


                                 THE ELITE GROUP
               (Exact Name of Registrant as Specified in Charter)

                           1325 4th Avenue, Suite 2144
                            Seattle, Washington 98101
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (206) 624-5863

                              Richard S. McCormick
                       McCormick Capital Management, Inc.
                           1325 4th Avenue, Suite 2144
                            Seattle, Washington 98101
                     (Name and Address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box):


/ X / immediately  upon filing  pursuant to paragraph (b)
/  / on (date) pursuant to paragraph  (b)
/  / 60 days after filing  pursuant to paragraph  (a)(1)
/  / on (date)  pursuant  to  paragraph  (a)(1)
/  / 75 days  after  filing  pursuant  to paragraph (a)(2)
/  / on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                      PROSPECTUS
                                                                January 15, 2002



                                 THE ELITE GROUP
                                 OF MUTUAL FUNDS


                              THE ELITE INCOME FUND

  The Fund seeks to achieve the highest income return obtainable over the long term commensurate with investment in a diversified portfolio consisting primarily of investment grade debt securities.


                         THE ELITE GROWTH & INCOME FUND

          The Fund seeks to maximize total return through an aggressive approach to the equity and debt securities markets. Total
           return means any combination of capital growth AND current income.


                         THE ELITE NEW OPPORTUNITY FUND

                      The Fund seeks capital appreciation.



 Throughout this prospectus, The Elite Group is referred to as the Trust, each portfolio of the Trust is referred to as a Fund, collectively Funds. The terms investment manager, manager and adviser refer to McCormick Capital Management,
                   Inc., the investment adviser of the Funds.

 This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records. Please call or e-mail us if you need more information before you invest. Our toll-free number is 1-800-423-1068. Our web site is www.elitefunds.com and our E-mail address is
                             mcminfo@mcmelite.com.

Although these securities have been registered with the Securities and Exchange
     Commission, the Securities and Exchange Commission has not approved or disapproved them or determined if this prospectus is accurate or complete.
            Anyone who informs you otherwise is committing a crime.

TABLE OF CONTENTS



Fundamental Goals and Principal Strategies...............................3

Principal Risks..........................................................6

Past Performance.........................................................8

Fees and Expenses.......................................................10

How to Buy Shares.......................................................11

How to Sell Shares......................................................13

Dividends, Distributions and Tax Consequences...........................16


Management of the Funds.................................................16


Financial Highlights....................................................17

          FUNDAMENTAL GOALS AND
          PRINCIPAL STRATEGIES

          THE  ELITE INCOME FUND

          FUNDAMENTAL GOAL The Fund seeks to achieve the highest income return obtainable over the long term commensurate with investment in a diversified portfolio consisting primarily of investment grade debt securities.

===========================
  -> THE INCOME FUND IS
      DESIGNED FOR YOU:


o    If you are seeking a conservative intermediate-to-long-term investment;

o If you want high income and are willing to forego growth of capital to get it, and

o If you can accept the risk of aggressive investment of as much as 30% of the portfolio as a trade-off for boosting income potential.


DON'T INVEST IF YOU ARE:

o    Seeking growth of capital;

o    Making short-term investments; or

o    Investing your emergency reserve money.


PRINCIPAL STRATEGIES The Income Fund invests in income-oriented securities with its primary focus on individual security selection, rather than attempting to anticipate major interest rate moves. The Fund's value-oriented buy discipline requires a given security to offer a yield advantage over others of similar quality or to exhibit stable or improving credit quality unrecognized by most of the investment community. Individual issues must compliment the portfolio's maturity structure and meet diversification requirements. Portfolio securities are sold when price appreciation causes a security to lose its yield advantage, or when credit quality begins to deteriorate.

The Fund invests most of its assets (core holdings) in U.S. Government obligations and investment grade corporate debt securities, including those with equity conversion privileges. An investment grade security is one which is rated by Moody's or Standard & Poor's in one of their four highest quality ratings. To maximize the income potential of these core holdings, the portfolio manager adjusts the portfolio quality mix based upon current yield differentials and his perception of the overall market risk.

In order to boost portfolio income, the Fund invests in other securities (non-core holdings) when, in the portfolio manager's judgement, overall market risk justifies such investment. Such other securities may include common stocks which have a higher than average dividend yield (for example, utility stocks) and preferred stocks, including convertibles. Non-core holdings are limited to 30% of the Fund's assets.

The Fund may respond to changing market and other conditions by adjusting the type of securities held and the average portfolio maturity and duration.

          THE  ELITE GROWTH & INCOME FUND

          FUNDAMENTAL GOAL The Fund seeks to maximize total return through an aggressive approach to the equity and debt securities markets. Total return means any combination of capital growth AND current income.

===========================
-> THE GROWTH & INCOME
     FUND IS DESIGNED
     FOR YOU:

o If high total return is more important to you than the character (current income or capital gains) of the return;

o If you can accept the risk accompanying the Fund's aggressive approach to stock and bond investing;

o    You are investing for the long-term.


DON'T INVEST IF YOU ARE:

o    Seeking either capital growth or high income exclusively;

o    Desiring to avoid even moderate volatility

o    Making short-term investments;

o    Investing your emergency reserve money.

PRINCIPAL STRATEGIES The Growth & Income Fund aggressively adjusts its portfolio allocation among market sectors in order to extract the maximum total return from any given market and economic condition. For example, one market or economic scenario may offer the greatest total return through utility stocks, another may favor emerging growth and yet another bonds. This means that, although the Fund invests primarily in equities, U.S. Government obligations and investment grade corporate debt securities, the portfolio mix of these security types is not fixed. Rather, the Fund invests in the blend of market sectors the portfolio manager believes will provide the greatest total return to shareholders. (For our purposes, equities include common stocks, securities convertible into common stocks and preferred stocks. Investment grade debt securities are those rated by Moody's or Standard & Poor's in one of their four highest quality ratings categories.) Current income may be significant or very little.

In choosing individual equity and debt securities for its portfolio, the Fund uses a value-oriented approach. The portfolio manager seeks out candidates that offer excellent prospects for capital gain or above-average income for a variety of reasons, the potential value of which is unrecognized by most of the investment community. For equities, some of the value-oriented criteria which would be considered favorable are:
     o lower than average  price-to-earnings ratio; o higher than average yield;
     o lower than historic price-to-book value ratio; and
     o current pricing at the low end of a security's historic trading range. Favorable debt securities criteria would include:
     o a yield advantage to the marketplace;
     o stable or improving credit quality; and
     o a maturity which compliments existing portfolio structure.

Portfolio securities are sold when their price appreciation meets the portfolio manager's expectations or when they are no longer favorable under the foregoing criteria

The Fund may purchase put and call options and may sell (write) covered options on securities and securities indices. An option is a contract that gives the holder the right to buy (call) or sell (put) a certain number of shares of a specific security at a specified price (exercise price) for a limited amount of time. A call option is covered if the Fund owns the shares it would have to deliver if the holder of the call option exercised the option. A put option is covered if, for example, the Fund segregates cash or liquid securities with a value equal to the exercise price of the put option. The Fund invests in options to increase return, i.e., invest for speculative purposes, and/or to protect Fund assets from anticipated adverse market action.

THE ELITE NEW OPPORTUNITY FUND

FUNDAMENTAL GOAL  The Fund seeks capital appreciation.

PRINCIPAL STRATEGIES The New Opportunity Fund's investment strategy is based on the belief that stock market prices do not always accurately reflect a stock's fundamental value, but that market prices will converge towards fundamental value over time. "Fundamental value" can be defined as

===========================
-> THE NEW OPPORTUNITY
 FUND IS DESIGNED
 FOR YOU:

o    If you want capital appreciation rather than current income;

o If you believe that companies involved in special opportunities or new or unusual developments, products or services offer excellent inestment prospects;

o If you can accept the risk accompanying the Fund's aggressive approach to stock market investing;

o    You are investing for the long-term.

DON'T INVEST IF YOU ARE:

o    Seeking current income;

o    Desiring to avoid even moderate volatility;

o    Making short-term investments;

o    Investing your emergency reserve money.

the present value of the expected future earnings/cash flows of a company. The investment manager follows an investment discipline that first determines fundamental values and then compares those values with market prices in order to identify stocks that are currently undervalued (i.e., less expensive than similar stocks with the same characteristics) or overvalued (i.e., more expensive than similar stocks with the same characteristics). In determining fundamental value, the investment manager evaluates the financial statements of companies and their historical records of assets, earnings, sales, cash flows, products, services, management and markets. From these analyses, the manager predicts future trends in these indicators of a company's success or failure, establishing a comparative risk/reward ratio to determine a candidate's potential for success among its peers. Prospective companies are analyzed one at a time regardless of size, industry, dividend income or other similar selection criteria. The manager identifies and purchases stocks that are undervalued and engages in short sales with respect to stocks that are overvalued. When the Fund sells short, it sells a security it does not currently own, in anticipation of purchasing that security at a later date at a lower price than currently obtainable. The Fund liquidates portfolio positions when the conditions which favored acquisition of the position materially change.


The Fund will invest, normally, at least 80% of its net assets in securities of companies involving a new opportunity, i.e., an unusual development in a company or group of companies. A new opportunity may involve:

     o a technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts;
     o changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in scope or nature of foreign competition or development of an emerging industry;
     o    new or changed management,  or material changes in management policies
          or  corporate   structure;
     o significant economic or political occurrences, including changes in foreign or domestic import and tax laws or other regulations; or
     o other events, including a major change in demographic patterns, favorable litigation settlements, or natural disasters.

The Fund will invest primarily in equity securities, including securities convertible into common or preferred stocks. The Fund may borrow money to purchase securities, a practice known as "leverage." The Fund is non-diversified. This means that with respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer. The Fund may purchase options and sell (write) covered options on securities and securities indices in an attempt to protect against possible adverse changes in the market value of securities held in, or to be purchased for, the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, establish positions in the options market as a temporary substitute for purchasing or selling particular securities. An option is a contract that gives the holder the right to buy
(call) or sell (put) a certain number of shares of a specific security at a specified price (exercise price) for a limited amount of time. A call option is "covered" if, for example, the Fund owns the shares it would have to deliver if the holder of the call exercised the option. A put option is "covered" if, for example, the Fund segregates cash or liquid securities with a value equal to the exercise price of the put option.

===========================
RISKS OF INCOME INVESTING

INTEREST RATE RISK When interest rates rise, bond prices fall and when interest rates fall, bond prices rise. Interest rate risk increases as average maturity increases. Thus, when the Fund emphasizes longer maturing securities, you are exposed to greater interest rate risk. Any income-oriented security, even those of highest quality, are subject to some degree of interest rate risk. The table below illustrates the effect of a 1% change in interest rates on three investment grade bonds of varying maturity.

                          Percent Increase (Decrease)
                    In the Price of a Par Bond Yielding 5%:

                Bond              1% Interest         1% Interest
              Maturity           Rate Increase       Rate Decrease

             2.5 years               -2.29%              +2.35%
              10 years               -7.43%              +8.17%
              20 years              -11.55%             +13.67%

CREDIT RISK Credit risk is associated with a borrower's failure to pay interest and principal when due. Credit risk increases as overall portfolio quality decreases. Thus, when the Fund invests in more lower-quality securities, you are exposed to increased credit risk.

CALL RISK Call risk for corporate bonds (prepayment risk for mortgage-backed securities) is the possibility that borrowers will prepay their debt prior to the scheduled maturity date, resulting in the necessity to reinvest the proceeds at lower interest rates. If interest rates decline when the Fund is emphasizing longer maturing securities, you are exposed to greater call risk.

PRINCIPAL RISKS

As with any investment, each of the Elite Funds carries risk and you could lose all or a portion of the money you invest. In addition to the specific risks described below for each Fund, each Fund is subject to Market Risk, the risk that the value of a Fund's investments and, therefore, your investment in a Fund, will fluctuate up and down as market prices fluctuate. Unlike unmanaged securities markets, the Funds are actively managed by professional investment personnel. This means that each Fund is subject to Management Risk, the risk that the investment strategies, techniques and risk analyses employed by the investment manager for the Funds, while designed to enhance potential returns, may not produce the desired results.

INCOME FUND

The Income Fund's investment in debt obligations and other income-oriented securities carries three major risks (see sidebar at left) to which you will be exposed; interest rate risk, credit risk and call risk.

The Fund may invest a significant portion of its assets in common stocks which pay higher than average dividends. While the value of such dividend-paying stocks tends to fluctuate less than growth stocks, they are subject to some degree of interest rate risk and can be more volatile than the broad stock market during periods when interest rates are changing.

The Fund may take a temporary defensive position inconsistent with the Fund's principal investment strategies, by holding short-term securities and cash without percentage limitations, if the portfolio manager believes that it is advisable in responding to adverse market, economic, political or other conditions. During periods when, and to the extent that, a Fund holds short-term securities and cash, the fundamental goal of the Fund may not be realized.

GROWTH & INCOME FUND

Because it may invest all or a significant part of its assets in equity securities, the Fund carries the potential for unpredictable drops in value and periods of lackluster performance. Many factors can change the value of equity securities, including the issuer's historical and prospective earnings, the value of its assets, general economic, geographic, environmental and political conditions, interest rates, investor perceptions and market liquidity. Based upon market conditions and trends perceived by the investment manager, the Fund may place an investment emphasis on one or more market sectors. Individual market sectors may be subject to greater fluctuation than the market as a whole. Thus, there is a risk that the value of your shares may rise and fall faster than the shares of other mutual funds with similar investment objectives. During times when the Fund emphasizes investment in bonds and other income-oriented securities, the Fund would be subject to the three major risks of income investing: interest rate risk, credit risk and call risk, each described in the sidebar "Risks of Income Investing," on the previous page.

The Fund may purchase and sell options. There are risks associated with the use of options, including the risk that the prices of the option instruments may not rise or fall at the same rate as the underlying assets (sometimes called "correlation risk"). Successful use of options depends upon the investment manager's ability to predict certain market movements, which cannot be assured. The use of options may require the Fund to purchase or sell securities at prices that are not advantageous to the Fund, may cause the Fund to hold a security it might otherwise sell, and may limit the amount of appreciation that might otherwise have been realized on a security. If the Fund purchases a put or call option that expires without value, the Fund will have incurred an expense in the amount of the cost of the option. Although the Fund uses options to enhance and protect Fund values, there is a risk of greater losses than if options were not used.

The Fund will engage in active and frequent trading to achieve its goals. This may result in high portfolio turnover and occasional short-term trading, which could produce higher brokerage commissions to the Fund and taxable distributions to you.

The Fund may take a temporary defensive position inconsistent with the Fund's principal investment strategies, by holding short-term securities and cash without percentage limitations, if the portfolio manager believes that it is advisable in responding to adverse market, economic, political or other conditions. During periods when, and to the extent that, a Fund holds short-term securities and cash, the fundamental goal of the Fund may not be realized.

NEW OPPORTUNITY FUND

The Fund invests primarily in equity securities. Equities carry the potential for unpredictable drops in value and periods of lackluster performance. Many factors can change the value of equity securities, including the issuer's historical and prospective earnings, the value of its assets, general economic, geographic, environmental and political conditions, interest rates, investor perceptions and market liquidity. Because the Fund emphasizes investments in companies experiencing or benefiting from "new opportunities," the investment manager, from time to time, may emphasize certain market sectors or may invest in smaller companies, unseasoned issuers, special situations and initial public offerings (IPOs), which tend to experience greater price fluctuation and carry greater risk as a whole than the equity market as a whole.

The Fund may purchase and sell options. There are risks associated with the use of options, including the risk that the prices of the option instruments may not rise or fall at the same rate as the underlying assets (sometimes called "correlation risk"). Successful use of options depends upon the investment manager's ability to predict certain market movements, which cannot be assured. The use of options may require the Fund to purchase or sell securities at prices that are not advantageous to the Fund, may cause the Fund to hold a security it might otherwise sell, and may limit the amount of appreciation that might otherwise have been realized on a security. If the Fund purchases a put or call option that expires without value, the Fund will have incurred an expense in the amount of the cost of the option. Although the Fund uses options to enhance and protect Fund values, there is a risk of greater losses than if options were not used.

The Fund may sell securities short, which means it borrows a security in order to sell it. If a security sold short increases in value, the Fund will have to pay the higher price to purchase the security in order to repay its loan. Since there is no limit on how much the price of the security can increase, the Fund's exposure is unlimited. The more the Fund pays to purchase the security, the more it will lose on the transaction, and the more the price of your shares will be affected. The Fund will also incur transaction costs to engage in this practice.

The Fund may borrow money to buy securities (leverage). To profit from leverage, increases in the price of securities purchased with borrowed money must exceed the cost of borrowing. Interest and other costs of borrowing are expenses the Fund would not otherwise have to incur. The Fund may be required to repay borrowings by selling securities at a time and price that is unfavorable to the Fund. To the extent securities are purchased or carried with borrowed money, the net asset value of Fund shares will increase or decrease at a faster rate than would be the case if borrowed money were not used.

The Fund will engage in active and frequent trading to achieve its goals. This may result in high portfolio turnover and occasional short-term trading, which could produce higher brokerage commissions to the Fund and taxable distributions to you. The Fund may take a temporary defensive position inconsistent with the Fund's principal investment strategies, by holding short-term securities and cash without percentage limitations, if the portfolio manager believes that it is advisable in responding to adverse market, economic, political or other conditions. During periods when, and to the extent that, a Fund holds short-term securities and cash, the fundamental goal of the Fund may not be realized.

Because the Fund is non-diversified, it may invest in fewer issuers than if it were a diversified fund. Thus, the value of the Fund's shares may fluctuate more than if the Fund were more broadly diversified.

PAST PERFORMANCE

The degree to which performance varies from year to year is one measure of risk. The bar charts below show this year-to-year performance for the past 10 years for the Income Fund and the Growth & Income Fund. The tables below the bar charts compare the Income and Growth & Income Funds' performance over time to a broad-based securities market index and to a mutual fund index having objectives similar to the respective Fund. Both the bar charts and the tables below assume reinvestment of dividends and distributions. There is no bar chart or table for the New Opportunity Fund, since it does not have annual returns for a full calendar year. Remember that past performance is not necessarily an indication of how the Funds will perform in the future.

                               [GRAPHIC OMITTED]

ELITE INCOME FUND
YEAR-BY-YEAR TOTAL RETURN (%) EACH YEAR:

   92      93      94      95      96      97      98      99      00     01

  6.91    9.19   -2.89    15.72   3.13    9.76    9.64   -2.21   10.94   8.51

BEST QUARTER:  Q2 1995  +5.94%      WORST QUARTER  Q1 1994  -2.23%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2001:

                                                1 YEAR      5 YEARS     10 YEARS

Elite Income Fund                                8.51%       7.21%        6.72%

Lehman Brothers U.S. Govt. Intermediate Bonds    8.42%       7.06%        6.65%

Lipper Intermediate
Investment Grade Funds Index                     7.57%       6.44%        7.04%



                               [GRAPHIC OMITTED]

ELITE GROWTH & INCOME FUND
YEAR-BY-YEAR TOTAL RETURN (%) EACH YEAR:


   92      93      94      95      96      97      98      99      00     01

 10.32   11.88   -1.82   37.47   21.23   28.16    7.06   -1.9    14.26    1.88

BEST QUARTER:  Q2 1997 +15.87%      WORST QUARTER Q3 2001  -13.76%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2001:

                                                1 YEAR      5 YEARS     10 YEARS

Elite Growth & Income Fund                       1.88%       9.40%       12.21%

S & P 500 Index                                -11.87%      10.70%       12.88%

Lipper Average U.S. Stock Fund                 -10.89%      8.96%        11.39%

FEES AND EXPENSES

SHAREHOLDER FEES (fees paid directly from your investment)
Many mutual funds charge shareholder fees such as sales loads, redemption fees or exchange fees. The Elite Funds are NO-LOAD investments, which means that you will not pay any shareholder fees when you buy or redeem shares of the Funds.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) Operating expenses include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. While the Fund pays these expenses, you bear them indirectly, as the table below demonstrates.


THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.
                                                  Growth &              New
                                   Income       Income Fund (2)      Opportunity
                                  Fund (1)                             Fund (3)
Management Fees                     0.70%          1.00%               1.50%

Other Expenses                      0.26%          0.23%               1.51%
Total Fund Operating Expenses       0.96%          1.23%               3.01%

(1) Other Expenses and Total Fund Operating Expenses of the Income Fund were reduced during the fiscal year ended September 30, 2001 to 0.14% and 0.84%, respectively, because of expense reimbursements by the Investment Manager. Expense reimbursements may be discontinued at any time by the Investment Manager.
(2) Other Expenses and Total Fund Operating Expenses of the Growth & Income Fund were reduced during the fiscal year ended September 30, 2001 to 0.19% and 1.19%, respectively, because certain fees of the Fund were paid through directed brokerage commissions. The Fund expects this arrangement to continue during the current fiscal year.
(3) Other Expenses and Total Fund Operating Expenses of the New Opportunity Fund were reduced during the fiscal year ended September 30, 2001 to 1.26% and 2.76%, respectively, because of expense reimbursements by the Investment Manager. Expense reimbursements may be discontinued at any time by the Investment Manager.


EXAMPLE This example is intended to help you compare the cost of investing in the Elite Funds with cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                           1 YEAR         3 YEARS       5 YEARS         10 YEARS
Income Fund                 $ 98            $306         $531            $1,178
Growth & Income Fund         125             390          676             1,489
New Opportunity Fund         304             930        1,582             3,327

===========================
-> NO LOAD FUNDS

Unlike many mutual funds, the Elite Funds are true NO LOAD funds. This means that when you buy shares directly from the Funds, no sales commissions or other distribution charges will deducted from your investment and 100% of your money will be used to buy Fund shares. If you prefer, you may buy shares through a broker-dealer, who may charge you a fee for its services.

-> PRICING OF SHARES

The value of Fund shares rises and falls constantly. The price you pay when you buy Fund shares is determined at the next calculation of net asset value after your purchase order is received by the transfer agent in proper order. Net asset value is determined on each day that the New York Stock Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., New York time).

HOW TO BUY SHARES

GETTING HELP You may buy shares by mail or telephone and may use the Automatic Investment Plan, discussed below, to make periodic share purchases. Individual Retirement Accounts and corporate or self-employed retirement plans generally require special or supplemental application forms. Obtain these forms or get assistance opening accounts by calling toll-free, 1-800-423-1068, by writing to The Elite Group, 1325 4th Avenue, Suite 2144, Seattle, WA 98101, or by visiting our web site www.elitefunds.com.

ACCOUNT MINIMUMS The minimum initial investment in each Fund is $10,000 ($1,000 for IRA accounts). Please bear in mind that the Fund may close your account if it falls below the minimum initial investment (but not if the decline in value is due solely to market action). You would first be given 60 days written notice. If, during the notice period, you restore your account to the required minimum, your account will not be redeemed.

PURCHASE BY MAIL To open an account, complete and sign the Account Application form accompanying the Prospectus. Be sure to indicate in which Fund(s) you wish your investment to buy shares, and make your check payable to The Elite Group. Mail the application and your check to the Transfer Agent: PFPC Inc., P.O. Box 61503, King of Prussia, PA 19406-0903.

To add to your account, mail your purchase check to the same address. Be sure to include the Additional Investment Form which is attached to your Fund confirmation statement or include a letter identifying the Fund whose shares you wish to purchase and your account number.

Please note that overnight and express delivery services do not deliver to Post Office boxes. Please follow the instructions for regular mail orders, but use the following address to insure prompt delivery: PFPC Inc., 3200 Horizon Drive, King of Prussia, PA 19406.

PURCHASE BY BANK WIRE To open an account or add to an existing account (the minimum addition by bank wire is $3,000), please call the Transfer Agent, PFPC Inc., toll-free at 1-800-441-6580, BEFORE WIRING FUNDS, to advise them of your forthcoming investment, the dollar amount and the account registration. They will provide you with and account number for your account. This will insure prompt and accurate handling of your investment. Following your call to the Transfer agent, instruct your bank to use the following wiring instructions:

Wire to:      Boston Safe Deposit & Trust
              ABA # 011 001 234
              Credit (Name of Fund)
              Account # 000108
              FBO (Shareholders name and account #)

It is important that the bank wire contain all the information and that the transfer agent receive prior telephone notification to ensure proper credit. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

AUTOMATIC INVESTMENT PLAN The Automatic Investment Plan allows you to purchase additional shares by an electronic transfer of funds monthly from your bank checking account, money market account, NOW account or savings account. You choose the amount (minimum $100) to be automatically deducted from your bank account each month, and that amount will be used to purchase additional shares in the Elite Fund of your choice. You may join the Automatic Investment Plan by completing an Automatic Investment Plan Application which you may obtain from the Fund or the transfer agent. At any time you may cancel your participation in the Plan, change the amount of purchase or change the day each month on which the shares are purchased by calling 1-800-441-6580 or by writing to the transfer agent, PFPC Inc., P.O. Box 61503, King of Prussia, PA 19406-0903. The change or cancellation will be effective ten business days following receipt.

It will take about 15 days for the transfer agent to process your Automatic Investment Plan enrollment. The Fund may modify or terminate the Automatic
Investment Plan at any time or charge a service fee, although no such fee is currently contemplated.

RETIREMENT PLANS Individual Retirement Accounts ("IRA") and other retirement plans, including the regular deductible IRA, the Roth nondeductible IRA and Simplified Employee Pension-Individual Retirement Accounts ("SEP-IRA") are available to enable individuals and employers to set aside tax-deferred investments in the Funds. In addition to the plans mentioned above, Fund accounts may also be opened by all kinds of tax-deferred retirement plans. For assistance and an application, please call The Elite Group at 1-800-423-1068.

ACCOUNT CONDITIONS The Funds may reject your application under circumstances or in amounts considered disadvantageous to shareholders (for example, if you previously tried to purchase shares with a bad check or failed to provide the proper social security or tax identification number).

Your purchase request will not be effective until it is actually received in proper order by the transfer agent. The U. S. Postal Service and other independent delivery services are not agents of the Funds. Therefore, deposit in the mail or with such services, or receipt at the transfer agent's post office box, does not constitute receipt by the transfer agent.


A Social Security or Taxpayer Identification Number (TIN) must be supplied and certified on the Account Application Form before an account can be established (unless you have applied for a TIN and the application so indicates). If you fail to furnish the Trust with a correct TIN, the Trust is required to withhold taxes on all distributions and redemption proceeds.


Payment for purchases must be made in U.S. dollars. Checks must be drawn on U.S. Banks. Third party checks will not be accepted. If your payment is not received or you pay with a check or bank wire transfer that does not clear, your purchase will be canceled and you will be responsible for any losses or expenses incurred by a Fund including, if applicable, a returned check fee of $25. If you are a shareholder, the Fund shall act as your Agent to redeem shares from your account at their then-current net asset value per share to reimburse the Fund for such losses or expenses.

Certificates will not be issued for your shares unless you request them. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. If you lose a certificate, you may incur delay and expense in replacing it.

===========================
-> PRICE AND TIMING

The value of Fund shares changes constantly. Whether you sell your shares by mail or telephone, the price you receive is determined at the next calculation of net asset value per share after your sale order is received by the Transfer Agent in proper order. To understand how and when shares are priced, see the sidebar, "Pricing of Shares," on page 11.

The proceeds of your sale will ordinarily be sent to you within one or two days, but no later than seven (7) days, after receipt of your request.

HOW TO SELL SHARES

GETTING HELP You may sell (redeem) Fund shares by mail or telephone. You also may use the Systematic Withdrawal Plan to receive regular monthly or quarterly checks out of your Fund account. There is no charge for redeeming shares; you receive the full net asset value per share. If you prefer, you may sell your shares through a broker-dealer, who may charge you a fee for its services. Get assistance redeeming shares by calling toll-free, 1-800-423-1068, or by writing to The Elite Group, 1325 4th Avenue, Suite 2144, Seattle, WA 98101.

SELLING SHARES BY MAIL Send a written redemption request letter to the Transfer Agent, PFPC Inc., P.O. Box 61503, King of Prussia, PA 19406-0903. Your request must include:

(a)  your share certificates, if issued;
(b) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
(c)  signature  guarantees and other documents (see "Signature  Guarantees" page
     15).

Please note that if you paid for the shares you are redeeming by check, payment will not be made until the transfer agent can verify that the payment for the purchase has been, or will be, collected. It may take up to twelve (12) days for your check to clear.

SELLING SHARES BY TELEPHONE Make a toll-free telephone call to the transfer agent at 1-800-441-6580. When you call to redeem shares, you will be asked how many shares, or dollars worth of shares, you wish to redeem, to whom you wish the proceeds to be sent, and whether the proceeds are to be mailed or wired. To protect you and the Fund, your redemption proceeds will only be sent to you at your address of record or to the bank account or person(s) specified in your Account Application or Telephone Authorization Form currently on file with the Transfer Agent. Also, the Transfer Agent will use procedures it has established to confirm your identity and will send a written confirmation of the transaction to your address of record. Among other things, the transfer agent will require you to provide identifying information which is unique to you. This could include a password or other form of personal identification. In addition your call will be recorded.

THE TELEPHONE  REDEMPTION  PRIVILEGE  MUST BE  AUTHORIZED  IN ADVANCE.  You must activate this privilege in advance, in writing, in order to use it. By activating this privilege, you authorize the Fund and the Transfer Agent to act upon any telephone instructions it believes to be genuine, to (1) redeem shares from your account and (2) to mail or wire the redemption proceeds. Your written activation request will specify the person(s), bank, account number and/or address to receive your redemption proceeds. You may activate this privilege when completing your initial Account Application. But once your account has been opened you must use a separate Telephone Redemption Authorization Form (available from the Fund or the transfer agent) to activate the privilege or to change the person(s), bank, account number and/or address designated to receive your redemption proceeds. Each shareholder must sign the Form and provide a signature guarantee and other required documents (see "Signature Guarantees," page 15). You may cancel the privilege at any time by telephone or letter.

RISKS ASSOCIATED WITH TELEPHONE REDEMPTION. Redeeming by Telephone is a convenient service enjoyed by many shareholders. There are important factors you should consider before activating the privilege. The Funds and the transfer agent believe that the procedures it has established for telephone redemption reasonably protect shareholders from fraudulent transactions. You should be aware of the Funds' policy that, provided the Fund follows such procedures, neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. The Funds may restrict or cancel telephone redemption privileges, or modify the telephone redemption procedures, for any shareholder or all shareholders, without notice, if the Trustees believe it to be in the best interest of the shareholders.

You cannot redeem shares by telephone if you hold the stock certificates representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the transfer agent's books for less than 15 days. During drastic economic and market changes, telephone redemption services may be difficult to implement. If you are unable to contact the transfer agent by telephone, you may redeem shares by mail.

===========================
-> IF YOU EXCHANGE
     SHARES:

o The minimum account size requirement, discussed on page 11, applies to each Fund account affected.

o    The account registration for each Fund involved must be identical.

o    The exchange request, once made, may not be changed or cancelled.


EXCHANGING SHARES You may, by mail or telephone, exchange shares (in amounts worth $1,000 or more) of one Elite Fund for shares of the other Elite Fund. To exchange by mail, follow the procedures for selling by mail and specify in your letter of instruction that you want the proceeds invested in the other Elite Fund. Telephone exchange privileges must be authorized in writing, in advance, with the transfer agent. Once authorized, simply call the transfer agent at 1-800-441-6580 to make an exchange.

Your exchange will take effect as of the next determination of net asset value per share of each fund involved. To cancel your telephone exchange privilege, call the transfer agent at 1-800-224-4743, or write to the transfer agent's address shown on the back cover. The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict a shareholder, or all shareholders, from making exchanges at any time, should the Trustees determine that it would be in the best interest of our shareholders to do so. You will be given at least 10 days written notice prior to imposing restrictions or prohibition on exchange privileges. An exchange, for tax purposes, constitutes the sale of the shares of one fund and the purchase of those of another; consequently, the sale will usually involve either a capital gain or loss to the shareholder for Federal income tax purposes. There is currently no service charge for exchanges, but the Funds reserve the right to impose such a charge in the future. Shareholders would first be given a 60-day written notice. During drastic economic and market changes, telephone exchange services may be difficult to implement. The exchange privilege is only available in states where the exchange may legally be made.

SYSTEMATIC WITHDRAWAL PLAN You may have regular monthly checks sent to you or someone you designate by authorizing the transfer agent to redeem the necessary number of shares from your Fund account on the 25th of each month to make the payments requested. Payments must be at least $500 and your Fund account must have a value of at least $25,000 to begin a Systematic Withdrawal Plan. If the 25th day falls on a Saturday, Sunday or holiday, the redemption will take place the next business day. Your check will usually be mailed within one or two business days of the redemption date, but in no case later than seven days. Checks will be made out to you exactly as your account is registered with the transfer agent. If you designate someone other than yourself to receive the checks, your signature must be guaranteed on the plan application (see
"Signature Guarantees," below). Shares you hold certificates for may not be included in, or redeemed under, this plan. Costs of administering the plan are borne by the Fund. You should be aware that, like all sales of Fund shares, systematic withdrawals reduce the value of your account with the Fund and result in realized capital gains or losses. You may stop your participation in the Plan at any time upon written notice to the Fund or transfer agent. The Fund or transfer agent may terminate the Plan upon thirty day's written notice. Applications and further details may be obtained by writing or calling The Elite Group.

REDEMPTIONS IN KIND You will generally receive cash (or a check) when you redeem your Fund shares. It is possible, however, that conditions may arise which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. Each Fund has made an irrevocable commitment to pay, in cash, to any shareholder of record during any ninety-day period the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

SIGNATURE GUARANTEES A signature guarantee is a widely accepted way to protect you, the Funds, and the transfer agent from fraud, and to be certain that you are the person who has authorized a redemption from, or change to, your account. Signature guarantees are required for (1) all mail order redemptions, (2) change of registration requests, and (3) requests to establish or change telephone redemption, exchange, or systematic withdrawal privileges other than through your initial account application. The Funds may require a signature guarantee under other circumstances.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

The signature guarantee must appear on:
o    your written request;
o a separate instrument of assignment ("stock power") which should specify the total number of shares to be redeemed; or
o all stock certificates tendered for redemption and, if you are redeeming shares held for you by the transfer agent, on the letter or stock power.

In addition to requiring signature guarantees for redemptions and certain shareholder services, other supporting legal documents may be required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations. For example, a corporation (or partnership) must submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application or letter of instruction must be signed by such duly authorized officer(s) and the corporate seal affixed. You may avoid time delays by calling the transfer agent for assistance before sending your service request.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSEQUENCES

DIVIDENDS AND DISTRIBUTIONS You will receive dividends from net investment income, if any, quarterly. You will also receive net realized capital gains distributions, including short-term gains, if any, during September and December. All dividends and distributions will automatically be paid to you in additional shares of the particular Fund at the then current net asset value on "ex-date," which is normally the day following the record date. You may choose to receive dividend distributions and/or capital gain distributions in cash by checking the appropriate box on the Account Application Form when you open your account. You may change how you receive dividends and distributions by sending a letter of instruction to the transfer agent. If you elect payment of distributions in cash, you may designate a person or entity other than yourself to receive such distributions. The name and address of the desired recipient should be indicated in the Account Application Form or in a separate, signed statement accompanying the Account Application Form.

Dividends and distributions are paid on a per-share basis. At the time of such a payment, therefore, the value of each share will be reduced by the amount of the payment. Keep in mind that if you purchase shares shortly before the payment of a dividend or the distribution of capital gains, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or distribution, if any.

TAX CONSEQUENCES During the time you hold a Fund's shares, you may be subject to Federal tax on the Fund's distributions, whether you receive them in additional shares or cash. The quarterly and annual distributions that the Funds intend to make will be taxed as ordinary income and capital gains. Capital gains may be taxable at different rates, depending upon the length of time a Fund holds its assets. The Income Fund's distributions will primarily be ordinary income.
Because of its flexible investment strategy, the Growth & Income Fund's distributions will consist of both ordinary income and capital gains, the proportion of which will vary from year to year. The New Opportunity Fund expects that its distributions will consist primarily of capital gains.

When you sell your shares in a Fund, any gain on the transaction may be subject to Federal tax. This also applies to an exchange, which is considered the sale of one Fund and the purchase of another.

If you are not subject to tax on your income, you will not be required to pay taxes on the amounts distributed to you or on gains received when you sell or exchange shares. Buying, holding, selling and exchanging Fund shares may also be subject to State tax, depending upon the laws of your home State.


MANAGEMENT OF THE FUNDS


INVESTMENT MANAGER McCormick Capital Management, Inc. has been investment manager of each Fund since the Funds were first offered to the public in 1987. Its duties include on-going management of the Fund's investment portfolio and business affairs. In addition, the investment manager provides certain executive officers to The Elite Group and supplies office space and equipment not otherwise provided by the Funds.


The investment manager receives a management fee from the Income Fund equal to 0.70% of the first $250 million of the Fund's average daily net assets, 0.625% of the next $250 million of such assets, and 0.50% of such assets over $500 million. The investment manager receives a management fee from the Growth & Income Fund equal to 1.00% of the first $250 million of the Fund's average daily net assets, 0.75% of the next $250 million of such assets, and 0.50% of such assets over $500 million. The investment manager receives a management fee from the New Opportunity Fund equal to 1.50% of the first $250 million of the Fund's average daily net assets, 1.25% of the next $250 million of such assets, and 0.75% of such assets over $500 million.


PORTFOLIO MANAGERS Richard S. McCormick, founder of The Elite Group, has served as portfolio manager of the Growth & Income Fund since 1987. Mr. McCormick is the President and Chief Executive Officer of the investment manager. He is also Chairman of the Board of Trustees and President of The Elite Group. His investment management experience dates back to 1969, and includes management of numerous large capital funds--for banks, labor unions, corporations, universities and municipalities. He graduated from the University of Washington with a finance degree and is a Chartered Financial Analyst. Mr. McCormick was also portfolio manager for the Income Fund from 1987 to 1993.

Bruce Church has served as portfolio manager of the Income Fund since he joined The Elite Group in March 1993. He is also employed as a portfolio manager for Washington Capital Management, Inc., and investment advisory firm. He has been managing bond and fixed income portfolios since 1977. In 1985 and 1986 Mr. Church received the Lipper Award for the top performing manager in his category. He holds an MBA in Finance.

For the New Opportunity Fund, the investment manager will use a team approach to portfolio management. The individual members of the team, who will be responsible for day-to-day management of the Fund's portfolio are officers and employees of McCormick Capital Management, Inc., the Fund's investment manager.

The Funds and the investment manager have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Funds, the investment manager and the investment manager's employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE FOR EACH FUND (ON THE FOLLOWING PAGE) IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY TAIT, WELLER & BAKER, WHOSE REPORT, ALONG WITH THE FUNDS' FINANCIAL STATEMENTS, ARE INCLUDED IN THE ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST.



THE ELITE INCOME FUND
For a share outstanding throughout each year

                                                                          YEARS ENDED SEPTEMBER 30,
                                                     2001           2000            1999            1998            1997
                                                     ----           ----            ----            ----            ----
Net asset value, beginning of year             $    10.00     $     9.96      $    10.72      $    10.00      $     9.73
                                               ----------     ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                              0.57           0.61            0.59            0.59            0.60
  Net gain (loss) on securities
     (both realized and unrealized)                 (0.52)          0.02           (0.76)           0.72            0.27
                                               ----------     ----------      ----------      ----------      ----------
      Total from investment operations               1.09           0.63           (0.17)           1.31            0.87
                                               ----------     ----------      ----------      ----------      ----------
LESS DISTRIBUTIONS
  Dividends from net investment income              (0.58)         (0.59)          (0.59)          (0.59)          (0.60)
                                               ----------     ----------      ----------      ----------      ----------
      Total distributions                           (0.58)         (0.59)          (0.60)          (0.59)          (0.59)
                                               ----------     ----------      ----------      ----------      ----------
Net asset value, end of year                   $    10.51     $    10.00      $     9.96      $    10.72      $    10.00
                                               ==========     ==========      ==========      ==========      ==========
      Total Return                                  11.10%          6.51%          (1.62%)         13.44%           9.20%


RATIOS/SUPPLEMENTAL DATA
  Net asset value, end of year (in 000's)      $   20,560     $   18,287      $   25,902      $   30,841      $   16,312
  Ratio of expenses to average net assets            0.96%*         1.02%*          0.95%*          0.92%           0.96%
  Ratio of net investment income to
    average net assets                               5.60%          5.78%           5.60%           5.63%           6.01%

  Portfolio turnover                                 6.03%          5.55%          33.01%          21.41%          37.60%


* Ratio reflects  expenses prior to  reimbursement  from manager.  Expense ratio after  reimbursement  was
  0.84%, 0.95% and  0.86%  for  2001,  2000 and 1999, respectively.



THE ELITE GROWTH & INCOME FUND
For a share outstanding throughout each year

                                                                         YEARS ENDED SEPTEMBER 30,
                                                     2001           2000            1999            1998            1997
                                                     ----           ----            ----            ----            ----
Net asset value, beginning of year             $    26.39      $   22.45       $   21.02      $    22.25       $   20.55
                                               ----------     ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                              0.06           0.11            0.18            0.18            0.29
  Net gain (loss) on securities
    (both realized and unrealized)                  (2.95)          5.09            1.43           (1.24)           6.15
                                               ----------      ----------      ----------      ----------     ----------
    Total from investment operations                (2.89)          5.20            1.61           (1.06)           6.44
                                               ----------     ----------      ----------      ----------      ----------
LESS DISTRIBUTIONS
  Dividends from net investment income              (0.06)         (0.11)          (0.18)          (0.17)          (0.29)
  Distributions from capital gains                  (1.39)         (1.15)            --             --             (4.45)
                                               ----------     ----------      ----------      ----------      ----------
    Total distributions                             (1.45)         (1.26)          (0.18)          (0.17)          (4.74)
                                               ----------     ----------      ----------      ----------      ----------
Net asset value, end of year                   $    22.05      $   26.39       $   22.45       $   21.02       $   22.25
                                               ==========     ==========      ==========      ==========      ==========

    Total Return                                   (11.07%)        23.24%           7.62%          (4.82%)         34.66%

RATIOS/SUPPLEMENTAL DATA
  Net asset value, end of year (in 000's)      $   58,952     $   67,007      $   68,947      $   72,271      $   67,719
  Ratio of expenses to average net assets*           1.23%          1.27%           1.25%           1.23%           1.30%
  Ratio of net investment income to
    average net assets                               0.23%          0.45%           0.75%           0.71%           1.41%


  Portfolio turnover                                121.67%        98.83%         133.11%         138.49%         115.80%


*Ratio reflects fees paid through a directed brokerage arrangement. The expense ratios for 2001, 2000, 1999, 1998, and 1997 after reduction of fees paid through the directed brokerage arrangement were 1.19%, 1.11%, 1.12%, 1.15%, and 1.27%, respectively.


THE ELITE NEW OPPORTUNITY FUND
For a share outstanding throughout the period

                                            PERIOD ENDED SEPTEMBER 30, 2001*

Net asset value, beginning of period                   $10.00
                                                    -----------

INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                                   (0.09)
  Net loss on securities
     (both realized and unrealized)                     (4.63)
                                                    -----------
       Total from investment operations                 (4.72)
                                                    -----------
 Net asset value, end of period                        $ 5.28
                                                    ===========

       Total Return                                    (47.20%)

RATIOS/SUPPLEMENTAL DATA
  Net asset value, end of period (in 000's)           $ 3,547
  Ratio of expenses to average net assets(a)             3.01%**
  Ratio of net investment income to
    average net assets                                  (2.21%)**

  Portfolio turnover                                   156.76%

* Fund commenced operations on January 18, 2001

**Annualized

(a)Ratio reflects expenses prior to reimbursement by manager. Expense ratio after reimbursement was 2.76%

THE ELITE GROUP
OF MUTUAL FUNDS




ADDITIONAL INFORMATION


Additional information about the Elite Income Fund, the Elite Growth & Income Fund and the Elite New Opportunity Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about each Fund's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during the last fiscal year.

CALL OR WRITE THE ELITE GROUP TOLL-FREE 1-800-423-1068 to obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds. During business hours, friendly, experienced personnel will answer your questions, provide investment forms and applications, assist with shareholder needs and provide current share prices. After hours, current prices are provided electronically and you may leave messages for our service personnel to be addressed the next business day. You may also write to the Elite Group at 1325 4th Avenue, Suite 2144, Seattle, WA 98101, or visit our web site, www.elitefunds.com.


CONTACT THE SECURITIES AND EXCHANGE COMMISSION. Information about The Elite Group, including the SAI of the Funds, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Elite Group and the Funds are also available on the EDGAR Database Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee: by electronic request at the following E-mail address, publicinfo@sec.gov, or; by writing the Commission's Public Reference Section, Washington, DC 20549-0102.


Investment Company Act File No. 811-4804

                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                January 15, 2002





                                 THE ELITE GROUP
                                 OF MUTUAL FUNDS





                              THE ELITE INCOME FUND




                         THE ELITE GROWTH & INCOME FUND




                         THE ELITE NEW OPPORTUNITY FUND




                           1325 4th Avenue, Suite 2144
                            Seattle, Washington 98101

                            1-800-423-1068 Toll-Free
                        1-206-624-5863 Local Seattle Area
                          Web Site: www.elitefunds.com
                           Email: mcminfo@mcmelite.com

This Statement of Additional Information (SAI) is not a prospectus. A copy of the Funds' prospectus is available upon written or telephone request to The Elite Group, at the address and phone numbers shown above, at no charge. The SAI should be read in conjunction with the prospectus for an understanding of the Funds. The Annual Report of The Elite Group is incorporated by reference into the SAI, and is also available free of charge by calling this toll-free number.

TABLE OF CONTENTS


History of the Funds.........................................................1

Investment Strategies and Risks..............................................1

Investment Limitations......................................................13

Purchase and Redemption of Shares...........................................16

Brokerage...................................................................19

Management of the Funds.....................................................21

Capital Stock and Voting....................................................23

Taxation of the Fund........................................................24

Performance Data............................................................25

Financial Statements........................................................27

Debt Securities Ratings.....................................................27

HISTORY OF THE FUNDS

The Elite Group (the "Trust") is an open-end management investment company, commonly known as a "mutual fund". Organized in 1986 as a Massachusetts business trust, it currently offers three Funds from which to choose, the Elite Income Fund and the Elite Growth & Income Fund, both diversified funds, and the Elite New Opportunity Fund, a non-diversified fund.


INVESTMENT STRATEGIES AND RISKS

The fundamental goal of each Fund, as described in the prospectus, and the investment limitations, described beginning on page 13 in this Statement of Additional Information (SAI), may be changed only by the affirmative vote of a majority of the outstanding securities of the Fund for which a change is proposed.1 All other strategies and limitations adopted by the Funds may be changed by a majority vote of the Board of Trustees. However, should a material change be adopted by the Trustees, shareholders would be provided a 60-day prior notice, in writing, and the prospectus would be amended.

The Funds employ a number of investment strategies in addition to those discussed in the prospectus. The discussion of these strategies in this Statement of Additional Information is intended to supplement the Prospectus disclosure and should be read in conjunction with it. The strategies used by the Funds, and the risks they bring to the Funds, are as follows.

DEBT SECURITIES Each Fund invests in U.S. Government obligations and investment grade corporate debt securities. U.S. Government obligations, for the Funds' purposes, include:

o Those backed by the full faith and credit of the United States Treasury (such as bills, notes and bonds issued by the U.S. Treasury and certain securities issued by U.S.
     agencies and instrumentalities);
o Those backed by the right of the issuer to borrow from the U.S. Treasury, (such as securities issued by the Federal Financing Bank or the Student Loan Marketing Association); and
o Those backed only by the credit of the government agency or instrumentality itself (such as securities of the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA").

The U.S. Government "full faith" obligations--those listed in the first category above--are considered "risk-free," with respect to credit and call risk, but are subject to interest rate risk, and therefore, market price fluctuation. Although still considered of exceptionally high quality, the credit and call risk increases, in order of appearance, for the other obligations listed above.

Investment grade corporate debt obligations are generally considered to carry greater credit and call risk than the U.S. Government obligations cited above, yet have significant investment merit. Standard & Poor's(R) descriptions for their top four ratings, for example, range from "...extremely strong capacity to pay principal and interest..." for its top rating to "...adequate capacity...[where] adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest..." for the lowest of its top four


--------------------------
1 Under the Investment Company Act of 1940, as amended, a "vote of the majority of the outstanding securities" means the vote, at the annual or a special meeting of security holders duly called, of (1) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) more than 50% of the outstanding voting securities, whichever is less.

grades. Moody's(R) descriptions include words like "...guilt-edged..." for its top rating, and the cautionary language "...and in fact have speculative characteristics..." for the lowest of its top four grades. For a description of the Moody's and S & P bond ratings, please see "Debt Securities Ratings," beginning on page 27.

The investment manager relies, in part, on the quality ratings assigned by these and other rating services. But there is risk associated with such reliance. Rating agencies evaluate the credit risk--the safety of principal and interest payments--but not market value, which is affected by interest rate trends, economic conditions and other factors, including those unique to an issuer or industry. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and may not reflect the fine shadings of risks within a given quality grade. For example, two bonds rated the same are not likely to be precisely the same in quality. The investment manager performs independent analyses in attempting to identify issuers within a given quality grade that, because of improving fundamental or other factors, are likely to result in improving quality, greater market value and lower risk.

MORTGAGE-BACKED SECURITIES Each Fund's investments in debt securities may include obligations representing an undivided interest in, or collateralized by, pools of mortgages. These obligations, in effect, "pass-through" the monthly interest and principal payments (including prepayments) made by the individual borrowers on the pooled mortgage loans to the holders of the securities. U.S. Government agency mortgage-backed issues may include securities of the
Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"). They are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Each Fund may also invest in corporate mortgage-backed securities which are investment grade rated. Mortgage-backed securities are subject to greater call/prepayment risk than many debt securities, especially when interest rates decline.

HIGH YIELD/HIGH RISK BONDS The New Opportunity Fund may invest in high yield/high risk bonds. The Growth & Income Fund, except as a "special situation," does not normally invest in high yield/high risk bonds. The Income Fund may invest in high yield/high risk bonds (so-called junk bonds) in order to significantly boost its income potential. Because of the risks inherent in high yield/high risk bonds, the Income Fund limits its investments in them to 5% of its total assets. The Growth & Income Fund limits its investment in lower quality debt securities--taken together with special situations--to no more than 5% of its total assets. The New Opportunity Fund has not established specific limits.

High yield/high risk bonds are corporate debt securities that are rated lower than investment grade. Like their higher-quality counterparts, these securities may include issues with equity conversion privileges and may be structured as zero coupon bonds. Because of risk factors, the Fund will not invest in issues rated lower than Moody's(R) Ca or S & P's(R) CC (or non-rated issues the investment manager believes to be of comparable quality). For more information on the ratings of debt securities, see "Debt Securities Ratings," beginning on page 27. High yield/high risk bonds generally involve greater credit risk than higher rated securities and are considered by S & P and Moody's to be predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. The risks of high yield/high risk bonds include:

o    limited liquidity and secondary market support;
o significant volatility in market price when prevailing interest rates or investor perceptions change;
o the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn;
o call/redemption and sinking fund provisions which may be exercised during periods of declining interest rates, which could cause the Fund to have to reinvest the proceeds in lower yielding securities;
o    possible subordination to senior claims of banks or other creditors;
o the potential that the earnings or cash flow of the issuer may be inadequate to meet the required payment obligations on its debt issues.

The Fund will invest in high yield/high risk bonds only when the portfolio manager believes the assumed risk is justified by the potential for increased income to the Fund. When such issues are held by the Fund, the issuers of such securities and the secondary markets in which they are traded will be closely monitored by the portfolio manager.

ZERO COUPON SECURITIES Each Fund may invest in zero coupon U.S. Government and corporate bonds ("Zeros"). Such securities do not make periodic interest payments, but are purchased at a discount from their face, or maturity, value. Thus, the holder receives only the right to receive the face value upon maturity. An advantage of Zeros is that a fixed yield is earned on the invested principal and on all accretion of the discount from the date of purchase until maturity. The holder of a bond which makes a periodic interest payment, on the other hand, bears the risk that current interest payments, when received, must be reinvested at then-current yields, which could be higher or lower than that of the bond originally purchased. A disadvantage is that the Fund must recognize, as interest income, the accretion of the discount from the date of purchase until the date of maturity or sale, even though no interest income is actually received in cash on a current basis. The Fund must distribute all or substantially all of such interest income annually to its shareholders. Zeros are subject to greater price volatility than bonds paying periodic interest during periods of changing interest rates, more so with longer maturities.

COMMON STOCKS The Funds will invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

PREFERRED STOCKS The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors.
Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities consequently often involve attributes of both debt and equity instruments, and investment in such securities requires analysis of both credit and stock market risks. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument and in some instances may be subject to conversion into or exchanged for another security at the option of an issuer. Although the Funds will only purchase convertible securities that the investment manager considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, the Funds invest without regard to corporate bond ratings.

RULE 144A SECURITIES The New Opportunity Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The investment manager, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the investment manager will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the investment manager could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by the investment manager and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that such Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

REAL ESTATE INVESTMENT TRUSTS To the extent consistent with its investment objectives and policies, the New Opportunity Fund may invest in securities issued by real estate investment trusts ("REITs"). Such investments will not exceed 25% of the total assets of the Fund.

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REIT.

To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the Investment Company Act of 1940, as amended ("1940 Act"). Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Funds, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS Each Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller (which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million) simultaneously commits to repurchase it at an agreed-upon price and on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest, which is unrelated to the coupon rate or maturity of the acquired security. The Funds will only enter into repurchase agreements involving U.S. Government securities. In Repurchase agreement transactions, the underlying securities are held as collateral by the Fund's custodian bank until repurchased. Repurchase agreements involve risks in the event of the bankruptcy or other default of a seller of a repurchase agreement, including delays or restrictions on the Fund's ability to dispose of the underlying securities. Each Fund limits its investment in repurchase agreements to 5% of its total assets.

DEFENSIVE STRATEGY AND SHORT-TERM SECURITIES Each Fund may hold cash and short-term securities in amounts needed to satisfy the liquidity needs of the Fund and, up to 100% of the Fund's assets, to implement the Funds' defensive strategy as discussed in the prospectus. Each Fund may purchase short-term money market securities such as:
o repurchase agreements and securities issued or guaranteed by the U.S Government or its agencies or instrumentalities;
o certificates of deposit, time deposits and bankers' acceptances issued by domestic banks which have total assets (at the time of the Fund's investment) in excess of $1 billion and are members of the Federal Reserve System (or such securities which may be issued by holding companies of such banks);
o corporate commercial paper which, at the time of purchase, is rated at least Prime-1 by Moody's or A-1 by S & P, or unrated obligations issued by companies having an outstanding unsecured debt issue currently rated A or better by Moody's or by S & P; or
o money market funds (mutual funds classified as money market funds invest principally in money market instruments maturing within one year).

The Income Fund and the Growth & Income Fund each limit investment in repurchase agreements and money market funds, respectively, to no more than 5% of the Fund's net assets. The New Opportunity imposes no such limit. (Fund limitations are determined at the time of acquisition).

FOREIGN SECURITIES AND ADRS Each Fund may invest in foreign securities. The Income Fund and the Growth & Income Fund limit such investments to 5% of its total assets, and the New Opportunity Fund imposes no limit. American Depository Receipts (ADRs) traded on the New York or American Stock Exchanges are not considered foreign securities by the Funds, for the purpose of these limitations. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. Generally, ADRs in registered from are designed for trading in U.S. securities markets. The underlying securities are not always denominated in the same currency as the ADRs. Although investment in the form of ADRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

ADRs are available through facilities which may be either "sponsored" or "unsponsored." Only sponsored ADRs may be listed on the New York Stock or American Stock Exchanges. If sponsored, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. If unsponsored, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than unsponsored arrangements. More and higher fees are generally charged in an unsponsored arrangement compared to a sponsored arrangement. Unsponsored ADRs are generally considered more risky due to: (a) the additional costs involved; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs associated with trading in the over-the-counter market. Unsponsored ADRs are considered foreign securities by the Funds for the purpose of calculating the limitation on Fund investment in foreign securities.

Foreign securities markets are generally not as developed or efficient as those in the United States. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign securities markets is less than in the United States and, at times volatility of price can be greater than in the United States. In addition, there may be less publicly available information about
non-U.S. issuers, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Because stock certificates and other evidences of ownership of such securities may be held outside the United States, the Funds may be subject to additional risks. Risks could include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the ability of the Fund to collect principal and interest obligations or to liquidate holdings, whether from currency blockage or otherwise. Since foreign securities often are purchased with and payable in currencies of foreign governments, the Fund would be subject to the risk of the exchange value of the dollar dropping against the value of the currency in which a particular security is traded. This would have the effect of increasing the cost of such investment and would reduce the realized gain or increase the loss on such securities at the time of sale. The risks discussed above are generally higher in less-developed countries. Custodial expenses for a portfolio of non-U.S. securities are generally higher than for a portfolio of U.S. securities. Dividend and interest payments from certain foreign securities may be subject to foreign withholding taxes on interest income payable on the securities. Dividends received by the Funds on foreign securities are not qualified income for purposes of calculating the amount of the 80% dividends received deduction allowable to corporations.

NEW COMPANIES The Income and Growth & Income Funds may each, from time to time, invest up to 5% of their respective total assets in securities issued by new companies. The New Opportunity Fund does not impose a specific limit. If a debt issuer's security has been guaranteed by an organization in business for more than three years, that security shall not be considered a new company for the sake of the 5% limitation. The management of new companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. New companies may not be readily marketable and, if so, would be subject to the investment limitations on illiquid securities described below.

SPECIAL SITUATIONS The Income and Growth & Income Funds may each, from time to time, invest up to 5% of their respective total assets in special situations. The New Opportunity Fund does not impose a specific limit. Special situations are securities of companies which may be affected by particular developments unrelated to general market trends. Examples of special situations are companies being reorganized or merged, having unusual new products, enjoying particular tax advantage, or acquiring new management. Special situations may not be readily marketable and, if so, would be subject to the investment limitations on illiquid securities described below. The extent, if at all, to which the funds will invest in new companies or special situations will be determined by the portfolio manager in light of all the pertinent facts and circumstances, with special consideration given to the risk involved in such investments.

WARRANTS Each Fund may invest in warrants, the New Opportunity Fund without specific limitation. The Income and Growth & Income Funds limit investment to 5% of the respective Fund's net assets, and no more than 2% of the respective Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchanges. Warrants are options to purchase equity securities at specific prices for a specific period of time. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified period of time, it will become worthless and the fund will lose both the purchase price and the right to purchase the underlying security. Prices of warrants do not necessarily move parallel to the prices of the underlying securities.

CONVERSION AND OTHER RIGHTS A Fund may exchange securities or exercise conversion, subscription, warrants or other rights to purchase common stock or other equity securities. A Fund may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Funds investment policies and restrictions. The original cost of the securities so acquired will be included in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to herein and in the Prospectus. The Income Fund and the Growth & Income Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Fund's status under the 1940 Act as a "diversified" investment company.

SHORT-TERM TRADING AND PORTFOLIO TURNOVER Generally, the Funds intend to invest for long-term purposes. However, each Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. During periods of rapid changes in economic conditions and security price levels, portfolio turnover may be higher than when conditions are more stable. The Income Fund's portfolio turnover will generally range between 25% and 75%. Because of the aggressive strategies employed by the Growth & Income and New Opportunity Funds, however, portfolio turnover can be expected to range between 100% and 300%. The Growth & Income and New Opportunity Fund's portfolio turnover rates may involve greater transaction costs relative to other mutual funds and may have tax and other consequences.

ILLIQUID SECURITIES It is each Fund's policy not to invest in restricted and other illiquid securities (including repurchase agreements maturing in more than seven days) if, as a result, more than 10% (15% as to the New Opportunity Fund) of the respective Fund's net assets are invested in such securities. It may be difficult to sell restricted securities at prices representing their fair market value. If registration of restricted securities is necessary, a considerable period of time may elapse between the decision to sell and the effective date of the registration statement. During that time, the price of the securities to be sold may be affected by adverse market conditions.

LENDING PORTFOLIO SECURITIES Although each Fund is permitted to lend its portfolio securities for the purpose of generating additional income, the Funds have not done so in the past and have no present intention to lend Fund securities. If done so in the future, loans of portfolio securities will be in accordance with applicable regulatory requirements. Such loans may be made only to banks and member firms of the New York Stock Exchange deemed by the investment manager to be credit worthy and of good standing. Loans of portfolio securities must be secured by collateral equal to the market value of the securities loaned. If the market value of the loaned securities increases over the value of the collateral, the borrower must promptly put up additional collateral; if the market value declines, the borrower is entitled to a return of the excess collateral. The types of collateral currently permitted are cash, securities issued or guaranteed by the U.S. Government or its agencies, irrevocable stand-by letters of credit issued by banks acceptable to management, or any combination thereof. Each Fund limits the quantity of loaned portfolio securities so that the aggregate market value, at the time the loan is made, of all portfolio securities on loan will not exceed 33% of the value of the Fund's net assets.

During the existence of a loan, the Fund will continue to receive a payment equal to the interest or dividends paid by the issuer on the securities loaned. In addition, the Fund will receive a negotiated loan fee or premium from the borrower or, in the case of loans collateralized by cash or government securities, will retain part or all of the income realized from the investment of cash collateral or the interest on the government securities.

Under the terms of its securities loans, the Funds have the right to call the loan and obtain the securities loaned at anytime from the borrower within five trading days of notice. Voting rights may pass with the lending of securities. However, the Fund will retain the right either to call the loan in time to vote or consent, or to otherwise obtain rights to vote or consent, if a material event affecting the investment is to occur. The Funds may pay reasonable finder's, custodian and/or administrative fees in connection with the securities loaned. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. Loans of portfolio securities will be made only when, in the judgment of the Fund's investment manager, the income to be generated by the transactions justifies the attendant risk.

LEVERAGE Each Funds' fundamental investment policies permit it to borrow money from banks on a secured or unsecured basis to purchase or carry securities and to pay interest on such loans. The New Opportunity Fund intends to utilize leverage. The Income and Growth & Income Funds have not employed leverage in the past and have no current intention of employing it in the future. But the Funds reserve the right to use leverage in the future. Shareholders will receive 60 day's written notice and the prospectus will be amended prior to any such change in its leverage practices.

To the extent leverage is employed by a Fund, and to the extent securities are purchased or carried with borrowed money, the net asset value of Fund shares will increase or decrease at a greater rate than would be the case if borrowed money were not used. The Fund may borrow from a bank to purchase or carry securities only if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding. The amount of borrowing will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If for any reasons the value of the Fund's assets fall below the coverage requirement of the Investment Company Act of 1940, the Fund will, within three business days, reduce such borrowings to the extent necessary. In such event the Fund may be required to liquidate positions at times when it may not be desirable to do so. The use of leverage must be considered a speculative investment activity. The degree to which it is used, therefore, will be carefully evaluated by the investment manager, for each such transaction, in terms of the relevant potential for enhancing the total return of the Fund.

SHORT SALES The New Opportunity Fund may sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short.

To secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities equal to the difference between the market value of the securities sold short at the time they were sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Furthermore, until the Fund replace the borrowed security, it must daily maintain the segregated assets at a level so that (1) the amount deposited in it plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short. As a result of these requirements, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

The Fund is said to have a short position in the securities sold until they deliver to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. The Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

The amount of the Fund's net assets that will at any time be in the type of deposits described above (that is, collateral deposits or segregated assets) will not exceed 25%. These deposits do not have the effect of limiting the amount of money that the Fund may lose on a short sale, as the Fund's possible losses may exceed the total amount of deposits.

The Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Fund purchases a security to replace the borrowed security. On the other hand, the Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the Fund's investment in the security. For example, if the Fund purchases a $10 security, potential loss is limited to $10; however, if the Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

The Fund may also make short sales "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of further consideration. Such short sales will also be subject to the limitations on short sale transactions referred to above. Short sales "against the box" result in a "constructive sale" and require the Fund to recognize any taxable gain unless an exception to the constructive sale rule applies.

In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open. The Fund believes that many broker-dealers will be willing to enter into such arrangements, but there is no assurance that the Fund will be able to enter into such arrangements to the desired degree.

OTHER MUTUAL FUNDS The New Opportunity Fund may purchase the shares of other U.S. registered investment companies (mutual funds), including open-end and closed-end funds, unit trusts, money market funds and others. Mutual funds engage in diverse strategies and approaches to the investment markets. By investing in other mutual funds, investors indirectly pay higher operating costs than if they invested directly in the underlying funds. We try to mitigate these double-tiered costs by selecting funds having superior management skills, better performance potential and lower operational costs than most. Except for closed-end funds which typically are available only through the open market with customary brokerage commissions, mutual funds chosen will be no-load or low-load funds.

The investment manager has no control over, and frequently no knowledge of, the day-to-day operations of underlying funds. Simply put, we may invest in a fund thinking they will do one thing, when in fact they may do something entirely different. Thus, we may lose the benefit we expected and incur risks we did not anticipate.

There are regulatory restrictions on the percentage ownership we may take in underlying funds. These limitations may prevent us from purchasing the mutual funds we consider most desirable. In certain cases, underlying funds are permitted to make redemptions in securities rather than in cash. In such case, we would incur additional brokerage costs to liquidate the securities so received.

HEDGING  The  Growth & Income  Fund and the New  Opportunity  Fund  (but not the
Income Fund) may enter into transactions in options, futures and forward contracts on a variety of instruments and indexes, in order to protect against declines in the value of portfolio securities and increases in the cost of securities to be acquired as well as to increase the Funds' return.

OPTIONS. The Funds may write (sell) "covered" put and call options and buy put and call options, including securities index and foreign currency options. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A written call option is covered if, for example, the Funds own the underlying security covered by the call or, in the case of a call option on an index, holds securities the price changes of which are expected to substantially correlate with the movement of the index. A written put option is covered if, for example, the Funds segregate cash or liquid securities with a value equal to the exercise price of the put option.

Options purchased or written by the Funds may be traded on the national securities exchanges or, in the case of the New Opportunities Fund only, negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such options and the securities used as "cover" for such options, unless otherwise indicated, would be considered illiquid securities.

The New Opportunity Fund may enter into agreements with primary dealers with respect to over-the-counter options it writes, where such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter option it has written. In such case, the Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the price of the option exceeds the exercise price.

Options are subject to certain risks, including the risk of imperfect correlation between the option and the Funds' other investments and the risk that there may not be a liquid secondary market for the option when the Funds seek to hedge against adverse market movements. This may cause the Funds to lose the entire premium on purchased options or reduce their ability to effect closing transactions at favorable prices.

The Funds will not write options if, immediately after such sale, the aggregate value of the securities or obligations underlying the outstanding options exceeds 25%, as to the Growth & Income Fund, and 75%, as to the New Opportunity Fund, of the respective Fund's total assets. The Funds will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 20%, as to the Growth & Income Fund, and 25%, as to the New Opportunity Fund, of the respective Fund's total assets. The aggregate margin deposits required on all such options held by a Fund at any one time may not exceed 5% of such Fund's total assets.

Each Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund loses any opportunity to profit from an increase in the market price of the underlying securities, above the exercise price, while the contract is outstanding, except to the extent the premium represents a profit. The Fund also retains the risk of loss if the price of the security declines, although the premium is intended to offset that loss in whole or in part. As long as its obligations under the option continue, a Fund must assume that the call may be exercised at any time and that the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

Each Fund may enter into a "closing purchase transaction", by purchasing an option identical to the one it has written, and terminate its obligations under the covered call. A Fund will realize a gain (or loss) from a closing purchase transaction if the amount paid to purchase a call option is less (or more) than the premium received upon writing the corresponding call option. Any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund primarily because a price increase of a call option generally reflects an increase in the market price of the securities on which the option is based. In order to sell portfolio securities that cover a call option, a Fund will effect a closing purchase transaction so as to close out any existing covered call option on those securities. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. A liquid secondary market on an exchange may not always exist for any particular option, or at any particular time, and, for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Fund is unable to effect a closing purchase transaction, it will not sell the underlying security until the option expires or until it delivers the underlying security upon exercise.

Each Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. A Fund may also write put options if it expects a decline in the price of the underlying securities and intends to exercise the option at a price which, offset by the option premium, is less than the current price. The risk of either strategy is that the price of the underlying securities may decline by an amount greater than the premium received.

The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. If a Fund is able to enter into a closing purchase transaction, it will realize a profit (or loss) from that transaction if the cost of the transaction is less (or more) than the premium received from the writing of the option. After writing a put option, a Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying securities plus the premiums received from the sale of the option.

The purchase of put options on securities enables a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Funds may continue to receive interest or dividend income on the security.

The Funds may write call options on securities or securities indexes for the purpose of providing a partial hedge against a decline in the value of its portfolio securities. The Funds may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If the Funds write an option which expires unexercised or is closed out by the Funds at a profit, they will retain all or part of the premium received for the option, which will increase its gross income. If the price of the underlying security moves adversely to the Funds' position, the option may be exercised and the Funds will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, delivery an amount of cash, which loss may only be partially offset by the amount of premium received.

The Funds may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that the Funds want to purchase at a later date, to hedge their existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance or decline. In the event that the expected changes in interest rates or stock prices occur, the Funds may be able to offset the resulting adverse effect on the Funds by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to the Funds.

An option on a securities index, unlike a stock option (which gives the holder the right to purchase or sell a specified stock at a specified price) gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange. Options on indexes of debt securities and other types of securities indexes are not currently available. If such options are introduced and traded on exchanges in the future, the Funds may use them.

The value of securities index options in any investment strategy depends upon the extent to which price movements in the portion of the underlying securities correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that a Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of the hedged securities. Moreover, in the event a Fund was unable to close an option it had written, it might be unable to sell the securities used as cover.

Each Fund, for hedging purposes, may purchase and write options in combination with each other to adjust the risk and return characteristics of a Fund's overall position. For example, a Fund may purchase a put option and write a covered call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. This technique, called a "collar," enables a Fund to offset the cost of purchasing a put option with the premium received from writing the call option. However, by selling the call option, a Fund gives up the ability for potentially unlimited profit from the put option. Another possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FUTURES CONTRACTS AND FORWARDS. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of an index future) for a set price in the future. When the contract is entered into, a good faith deposit, known as initial margin, is made with the broker. Subsequent daily payments, known as variation margin, are made to and by the broker reflecting changes in the value of the security or level of the index. Futures contracts are authorized by boards of trade designated as "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). Certain results may be accomplished more quickly, and with lower transaction costs, in the futures market (because of its greater liquidity) than in the cash market.

A Fund will incur brokerage fees when it purchases and sells futures contracts, and it will be required to maintain margin deposits. Positions taken in the futures markets are typically liquidated through offsetting transactions, which may result in a gain or a loss, before delivery or cash settlement is required. However, a Fund may close out a position by making or taking delivery of the underlying securities wherever it appears economically advantageous to do so.

Purchases of options on futures contracts may present less risk than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although each Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there may not always be a liquid market, and it may not be possible to close a futures position at that time; in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. Whenever futures positions are used to hedge portfolio securities, however, any increase in the price of the underlying securities held by a Fund may partially or completely offset losses on the futures contracts.

If a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Fund could experience delays and might not be able to trade or exercise options or futures purchased through that broker. In addition, a Fund could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves. While the principal purpose of engaging in these transactions is to limit the effects of adverse market movements, the attendant expense may cause a Fund's returns to be less than if the transactions had not occurred. Their overall effectiveness, therefore, depends on the investment manager's accuracy in predicting future changes in interest rate levels or securities price movements, as well as on the expense of engaging in these transactions.

Each Fund has the ability to short futures.

The Funds may purchase and sell stock index futures contracts to hedge the value of the portfolio against changes in market conditions. Each Fund may also purchase put and call options on futures contracts and write "covered" put and call options on futures contracts in order to hedge against changes in stock prices. Although the Funds are authorized to invest in futures contracts and related options with respect to non-U.S. instruments, they will limit such investments to those which have been approved by the CFTC for investment by U.S. investors. The Funds may enter into futures contracts and buy and sell related options, provided that the futures contracts and related options investments are made for "bona fide hedging" purposes, as defined under CFTC regulations. No more than 25% of each Fund's total assets will be committed to initial margin deposits required pursuant to futures contracts. Percentage investment limitations on the Funds' investment in options on futures contracts are set forth above under "Options."

BONA FIDE HEDGING. Each Fund will only enter into options and futures transactions for bona fide hedging purposes. The CFTC has defined bona fide hedging in its Rule 1.3(z) which provides that the transaction must be "economically appropriate to the reduction of risks in the conduct and management of a commercial enterprise." Common uses of financial futures and related options by the Funds that would satisfy the Rule include the following:

(1) to hedge various pertinent securities market risks (e.g. interest rate movements, and broad based or specific equity or fixed-income market movements);

(2) to establish a position as a temporary substitute for purchasing or selling particular securities;

(3) to maintain liquidity while simulating full investment in the securities markets.


INVESTMENT LIMITATIONS

The Income Fund and the Growth & Income Fund have each adopted the fundamental investment limitations set forth below which cannot be changed without a vote of the majority of the outstanding securities of the Fund for which a change is proposed. Under these limitations, it is each Fund's policy:

(a)  not to issue senior securities;

(b) not to borrow money, except (i) for temporary or emergency purposes and, if so done, not in excess of 5% of the value of the total assets of the Fund (taken at the lower of then market value or cost), and (ii) as to the Growth & Income Fund only, to purchase or carry securities as described under "Leverage," page 8;

(c) not to underwrite the sale of securities of other issuers, but the Funds may acquire non-controlling blocks of securities from other issuers for investment purposes and if, at a subsequent date, Fund management determines that it is desirable to sell such blocks,2 a Fund may do so and may incur expenses relating to the registration and disposition of such securities;

(d) not to invest more than 25% of its total assets in any one industry or group of industries, provided that (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry) and will not be considered a group of industries for this purpose;

(e) not to buy or sell commodities, commodity contracts, real estate, or real estate mortgage loans, but we may purchase securities of companies engaged in the real estate business;

(f) not to make loans, except that each Fund: (i) may purchase publicly distributed bonds and debt securities, which shall not be considered the making of a loan (but restricted debt securities are considered the making of a loan); (ii) may engage in repurchase agreement transactions as described herein; and (iii) reserves the right to lend its portfolio securities as described in "Lending Portfolio Securities," page 8;

(g) not to invest more than 5% of the value of its total assets in the securities of any single issuer;

(h) not to purchase more than 10% of the voting securities of any issuer except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;


--------------------------
2 Securities acquired in private transactions can be sold either (a) publicly, pursuant to Rule 144, another exemption, or an effective registration under the Securities Act of 1933 or (b) privately, without registration.

(i) not to invest more than 5% of its total assets in the securities of companies that have a continuous operating history of less than 3 years (including predecessors);

(j) not to invest more than 10% of its net assets in restricted and other illiquid securities;

(k) not to purchase securities for the purpose of exercising control or management over the company issuing the securities;

(l) not to invest in securities of other investment companies except; (i) open market purchases involving only customary brokers commissions; (ii) as part of a merger, consolidation, or acquisition of assets; and (iii) money market mutual fund securities (those whose policies restrict investments to debt securities maturing in one year or less), provided that (a) the securities of such company are offered and redeemed without the imposition of sales commissions, and (b) that no such investment will be made if, after making the investment, more than 5% of the Fund's net assets (taken at cost at the time of purchase) would be invested in the securities of such mutual funds;

(m) not to purchase or retain the securities of any company if the officers or trustees of The Elite Group or the officers or directors of the investment manager, who own individually more than 1/2 of 1% of such securities of such company, together, own as much as 5% of the securities of such company;

(n)  not to engage in short sales;

(o) not to participate, on a joint or a joint and several basis, in any securities trading account (but the "bunching" of orders for sale or purchase of portfolio securities among the Funds or with other accounts under the management of the investment manager to save brokerage costs or to average prices among them is not deemed to result in a securities trading account);

(p) not to purchase securities on margin, except that borrowing from banks in accordance with the discussion under "Leverage" shall be permitted (notwithstanding this restriction, the Funds may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities);

(q) not to purchase warrants if, as a result, a Fund would own warrants in excess of 5% of its net assets, including, within that limitation, 2% of its net assets in warrants not listed on the New York or American Stock Exchanges (for the purpose of this limitation, warrants acquired in units or attached to securities may be deemed to be without value);

(r)  not to engage in arbitrage transactions; and

(s) not to write or purchase options, except that the Growth and Income Fund may purchase options on stocks and stock indices and may write (sell) covered call options and covered put options provided that, the aggregate value of the securities underlying the calls sold or obligations underlying the puts sold (determined as of the date the options are sold) shall not exceed 25% of the Fund's net assets, the Fund must limit its aggregate premiums paid on the purchase of options held at any one time to 20% of the Fund's net assets, and the aggregate margin deposits required on all such options held at any one time may not exceed 5% of the Fund's total assets;

The New Opportunity Fund has adopted the fundamental investment limitations set forth below, which cannot be changed without a vote of the majority of the outstanding securities. Under these limitations, it is the Fund's policy:

(a)  not to issue senior securities;

(b) not to borrow money, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions");

(c) not to underwrite the sale of securities of other issuers, but the Fund may acquire non controlling blocks of securities from other issuers for investment purposes and if, at a subsequent date, Fund management determines that it is desirable to sell such blocks,3 the Fund may do so and may incur expenses relating to the registration an disposition of such securities;

(d) not to make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This limitation does not limit the Fund's investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(e) not to buy or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation does not prevent the Fund from investing in securities of companies that invest, deal in or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

(f) not to buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions such as futures, contracts and options thereon or investing in securities that are secured by physical commodities;

(g) not to make personal loans or loans to persons who control or are under the common control of the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests; and

(h)  not to invest more than 15% of its net assets in illiquid securities.

The investment limitations set forth above for the New Opportunity Fund provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of such change. Although the Fund has this flexibility, the Board of Trustees of the Trust has adopted internal guidelines for the Fund relating to certain of these restrictions which the investment manager must follow in managing the Fund. Any change to these guidelines, which are set forth below, requires the approval of the Board of Trustees.


--------------------------
3 Securities acquired in private transactions can be sold either (a) publicly, pursuant to Rule 144, another exemption, or an effective registration under the Securities Act of 1933 or (b) privately, without registration.

1. In complying with the borrowing limitation set forth in (b) above, the Fund may borrow money from banks and broker/dealers in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

2. In complying with the concentration limitation set forth in (d) above, the Fund may invest no more than 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

3. In complying with the lending limitation set forth in (g) above, the Fund may lend up to 33-1/3% of its total assets.

With the exception of the borrowing limitations [item (b) page 13, item (b) page 15, and item (1) page 16] and the illiquid securities limitations [item (j) page 14, and item (h) page 15], if a percentage limitation is adhered to at the time of investment, a later change in percentage resulting from changes in values of assets will not be considered a violation of the limitation.

PURCHASE AND REDEMPTION OF SHARES

In addition to the following services and procedures, the prospectus describes basic information you should know about purchasing and redeeming shares of the Funds.

REGULAR ACCOUNT The regular account allows you to make voluntary investments at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When you make an initial investment in a Fund, a shareholder account is opened in accordance with your registration instructions. Each time there is a transaction in your account, such as an additional investment or the reinvestment of a dividend or distribution, you will receive, from the transfer, agent a confirmation statement. It will show the current transaction and all prior transactions in your account during the calendar year to date, along with a summary of the status of the account as of the transaction date. Shareholder certificates are issued only for full shares and only upon the specific request of the shareholder. You may request that the transfer agent issue share certificates representing all or part of the full shares in your account.

RETIREMENT PLANS As noted in the prospectus, an investment in Fund shares may be appropriate for IRA's and corporate retirement plans. Unless the Fund is otherwise directed, capital gains distributions and dividends received on Fund shares held by any of these plans will be automatically reinvested in additional Fund shares and will be exempt from taxation until distributed from the plans. Investors who are considering establishing such a plan may wish to consult their attorneys or tax advisers with respect to individual tax questions. The Elite Group intends to offer pre-qualified plans as described herein.

INDIVIDUAL RETIREMENT ACCOUNT (IRA). Shares of the Fund may be purchased as an investment for an IRA account. Information concerning an IRA account, including fees charged for maintaining an IRA, more detailed information and disclosures made pursuant to requirements of the Internal Revenue Code ("the Code"), and assistance in opening an IRA may be obtained from The Elite Group. The following discussion is intended as a general and abbreviated summary of the applicable provisions of the Code and related Treasury regulations currently in effect. It should not be relied upon as a substitute for obtaining personal tax or legal advice.

o DEDUCTIBLE IRA. Generally, a person may make deductible contributions out of earned income to an IRA up to $3,000 each year (increasing to $4,000 in 2005 and $5,000 in 2008). Individuals age 50 and over are permitted to make additional annual IRA contributions of $500 (increasing to $1,000 in 2006). However, persons who are active participants in employer sponsored pension plans ("Employer Plans") are subject to certain restrictions on deductibility under the Internal Revenue Code of 1986 ("the Code"). The restrictions for the calendar year 2002, applicable to active participants in Employer Plans, are as follows:

     o A single person who has an adjusted gross income of $34,000 or more, but not exceeding $44,000, is allowed to deduct a portion of his IRA contribution. That portion decreases proportionately to the extent the individual's income exceeds $34,000. No deduction is allowed where the single person's adjusted gross income exceeds $44,000.

     o A married couple filing a joint return with adjusted gross income of $54,000 or more, but not exceeding $64,000, is also allowed to deduct a portion of their IRA contributions. That portion decreases proportionately to the extent the couple's adjusted gross income exceeds $54,000. No deduction is allowed where the couple's adjusted gross income exceeds $64,000.

     o A married couple filing jointly where one spouse does not participate and the other spouse does participate in an Employer Plan, the spouse who does not participate may deduct IRA contributions up to $3,000 ($3,500 if 50 years of age or over), but this deduction is phased out where the couple's adjusted gross income ranges from $150,000 to $160,000. No deduction is allowed where the couple's adjusted gross income exceeds $160,000.

o NONDEDUCTIBLE ROTH IRA. The Roth IRA allows individuals to contribute up to $3,000 ($3,500 if 50 years of age or older) annually out of earned income. Eligibility to contribute to a Roth IRA is phased out as adjusted gross income rises from $95,000 to $110,000 for single filers and from $150,000 to $160,000 for joint filers.

O ROLLOVER TO A ROTH IRA. Amounts from existing deductible or nondeductible IRAs may be rolled over to a Roth IRA without the 10% early distribution penalty described below, unless the Taxpayer's adjusted gross income exceeds $100,000. However, regular income tax will be due on any existing taxable amounts that are rolled over from a current IRA.

O TAXATION OF IRAS UPON DISTRIBUTION. It may be advantageous to invest in Fund shares through deductible or nondeductible IRA contributions. The deductible contributions, income, dividends and capital gains distributions earned on your Fund shares are generally not taxable to you as long as the Funds remain in your IRA. They may be taxable to you when distributed, however.

Distributions from IRAs are generally taxable as ordinary income when distributed to the extent of earnings and deductible contributions. Nondeductible contributions are not taxable. Because Roth IRA distributions are considered to come from nondeductible contributions first, no tax or penalty will generally result until all nondeductible contributions have been withdrawn. Distributions rolled over into another IRA ("Rollover Contributions") in accordance with certain rules under Section 408(d)(3) of the Code are tax-free. In addition, earnings which accumulated tax-free on a Roth IRA are distributed tax-free to the extent that they are made with respect to Qualified Distributions. Qualified Distributions are distributions made: (1) at least five years after the first year that a contribution was made to the Roth IRA; AND (2) after the age of 59-1/2, after the death or disability of an individual, or for qualified first-time home purchase expenses (subject to a $10,000 lifetime maximum).

Most distributions from IRAs made before age 59-1/2 are subject to an early distribution penalty tax equal to 10% of the distribution (in addition to any regular income tax which may be due). Nondeductible contributions are not subject to the penalty. Penalty-free distributions are allowed for up to $10,000 of first-time home buying expenses. Penalty-free distributions are also allowed for money used to pay qualified higher education expenses (including graduate level course expenses) of the taxpayer, the taxpayer's spouse, or a child or grandchild of the taxpayer (or of the taxpayer's spouse). Qualified expenses include tuition, fees, books, supplies, required equipment, and room and board at a post-secondary educational institutional. Qualified expenses are reduced by certain scholarships and veterans' benefits and the excluded income on qualifying U.S. savings bonds. Penalty-free distributions are also allowed for Rollover

Contributions, in the case of death or disability, made in the form of certain periodic payments, used to pay certain medical expenses or used to purchase health insurance for an unemployed individual. You will incur other penalties if you fail to begin distribution of accumulated IRA amounts by April 1 following the year in which you attain age 70-1/2, but this does not apply to the Roth IRA.

CORPORATE RETIREMENT PLANS. Shares of either Fund may be purchased as an investment for Corporate Retirement Plans. There are tax penalties imposed for most premature distributions from such plans prior to age 59-1/2, except in the case of death or disability.

OTHER PLANS AND SERVICES. In addition to the foregoing plans, our investment manger makes available to shareholders in connection with their investment in the Fund(s), through its associates, a full range of consulting and plan administrative services, on a fee basis. Information is available to explain and assist you with the establishment of various types of corporate retirement plans, education and charitable organizations deferred compensation plans, thrift and savings plans. Also available are automated record keeping and actuarial services for tax-sheltered plan sponsors which fulfill all appropriate accounting and record keeping requirements. These services can also accommodate so called "split-funding" options, where plan assets may be invested in various investments in addition to The Elite Group.

HOW TO ESTABLISH RETIREMENT ACCOUNTS All the foregoing retirement plan options require special applications or plan documents. Please call the Elite Group to obtain information regarding the establishment of retirement plan accounts. In the case of IRA and certain other pre-qualified plans, nominal fees will be charged in connection with plan establishment, custody and maintenance, all of which are detailed in plan documents. You may wish to consult with your attorney or other tax advisor for specific advice concerning your tax status and plans.

TRANSFER OF REGISTRATION If you wish to transfer shares to another owner, send a written request to the transfer agent, PFPC Inc., P.O. Box 61503, King of Prussia, PA 19406-0903. Your request should include:
o    the Fund name and existing account registration;
o signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration;
o the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed;
o    stock certificates, if issued, for the shares being transferred;
o medallion signature guarantees and other documents, if other documents are required for transfer by corporations, administrators, executors, trustees, guardians and other entities (See "Signature Guarantees" in the Prospectus). If you have any questions about transferring shares, call the transfer agent, toll-free at (800) 441-6580.

PURCHASE, REDEMPTION AND PRICING OF SHARES The purchase price of shares of each Fund is the net asset value next determined after a purchase or redemption order is received. An order received prior to the close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next business day. An order to purchase shares is not binding on the Trust until it has been confirmed in writing by our transfer agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received. Each Fund reserves the right, in its sole discretion, to:

o    suspend the offering of its shares;
o reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund; and
o to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts, such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

Each Fund may suspend redemption privileges or postpone the date of payment: (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted, as determined by the Securities and Exchange Commission (the "Commission"); (ii) during any period when an emergency exists, as defined by the rules of the Commission, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its assets; and (iii) for such other periods as the Commission may permit.

WHEN SHARES ARE PRICED The net asset value of each Fund is determined as of the close of trading of the New York Stock Exchange, currently 4:00 p.m., New York City time. The net asset value is computed every day the Exchange is open for business. At this writing, the Exchange is open for business every Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas.

HOW SHARES ARE PRICED Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities which is accrued daily. Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities this ordinarily will be the over-the-counter market. However, in the event that market value quotations are not readily available, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Over-the-counter securities are priced at the most recent quoted bid price. Stock exchange securities are priced at the latest quoted sale price on the principal exchange where the security is traded on the date of valuation. Listed options are priced at the mean between the bid and asked prices. Short-term instruments are valued at cost, which approximates market. Other assets and securities, for which no quotations are readily available, will be valued in good faith at fair value using methods determined by the Board of Trustees. Our management may compute the net asset value per share more frequently than once per day if necessary to protect our shareholders' interests.

INVOLUNTARY REDEMPTIONS The Board of Trustees has the right to involuntarily redeem any shareholder account which falls below a minimum account value of $10,000 as discussed in the Prospectus under "How to Sell Shares." Shareholder accounts established prior to January 2, 1998, will continue to be subject to a minimum account value of $2,500 until January 2, 2003, after which date the $10,000 minimum account value will apply.

BROKERAGE

It is the Funds' intention to seek the best possible price and execution for securities bought and sold. The investment manager directs the execution of portfolio transactions. Neither the Trust nor the investment manager is affiliated with any securities broker-dealer. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers, except for fixed price offerings and except where better prices or executions may be obtained on a commission basis or by dealing with other than a primary market maker. The Funds may direct commission trades to brokers who provide the Fund or the investment manager with services useful to the Funds' daily operations ("directed brokerage arrangements"). Such services may include the payment of certain operating expenses of the Funds or the provision of, for example, quotations and communications services and equipment, data processing services and equipment, investment recommendations, statistical analyses and securities and economic research services. Many of these services are useful in varying degrees to the Funds, but may be of indeterminable value. Services received by a Fund through directed commission trades may also be used by the investment manager for the benefit of the other Funds or any other client it may have. Conversely, a Fund may also benefit from such transactions effected for the benefit of the other Funds or other clients of the investment manager. The Trust may also prefer brokers who recommend or sell Fund shares.

Notwithstanding the foregoing, it is the policy of the Trust not to pay higher commissions to any broker in consideration of research, other services or sales assistance provided than it would pay, all other things being equal, to a broker not providing such services. Total brokerage commissions paid by the Growth & Income Fund during the fiscal years ended September 30, 2001, 2000 and 1999 were $554,217, $386,066 and $467,415, respectively. Of those amounts, commissions of $99,120, $128,453 and $202,548 were directed to the firm of PaineWebber for research services during 2001, 2000 and 1999, respectively. Total brokerage commissions paid by the Income Fund during the fiscal year ended September 30, 2001 were $8,016, of which amount $2,400 was directed to PaineWebber for research services. The Income Fund paid no brokerage commissions during the fiscal years ended September 30, 2000 and 1999, but executed all of its portfolio trades as principal transactions. Total brokerage commissions paid by the New Opportunity Fund during the fiscal period ended September 30, 2001 were $56,392, of which amount $13,314 was directed to PaineWebber for research services.

MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS The Funds are series of The Elite Group (the "Trust"), a business trust organized under Massachusetts law. The business of the Trust is managed by the Board of Trustees. The Trustees elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Some officers and Trustees of the Trust are also officers and control persons of the Funds' investment manager, as shown below.


                              POSITIONS HELD               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE         WITH THE TRUST               DURING PAST 5 YEARS

Richard S. McCormick *        Chairman, Board of Trustees  President and Chief Executive Officer of
1325 4th Avenue, Suite 2144   and President (1)            the investment manager.
Seattle, WA 98101
Age 55

John W. Meisenbach *          Trustee, Treasurer           Partner  in  MCM  Financial,   a  Seattle
2100 Washington Bldg.         and Secretary (1)            full-service   insurance   brokerage  and
Seattle, WA 98101                                          financial  planning  firm.   Director  of
Age 65                                                     Costco     Wholesale    and    Expeditors
                                                           International.

Lee A. Miller                 Trustee                      Private investor.
P.O. Box 1882
Vashon Island, WA 98070
Age 69


Morgan J. O'Brien             Trustee (1)                  Private investor.
1244 20th Avenue, East
Seattle, WA
Age 73

John M. Parker                Trustee (2)                  Sr. Vice President of Kennedy Associates, Inc.,
2400 Financial Center Bldg.                                real estate acquisition and management.
Seattle, WA 98161
Age 53

Jack R. Policar               Trustee (2)                  President and Chief Executive  Officer of J. R.
1065 Financial Center Bldg.                                Policar, Inc., Certified Public Accounting firm.
Seattle, WA 98161
Age 54


* Trustee deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) Member of the Audit Committee. The Audit Committee makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.


As of December 31, 2001, the Trustees and officers of the Trust, in the aggregate, owned of record or beneficially 4.6%, 8.6% and 50.2% of the shares of the Growth & Income Fund, the Income Fund and the New Opportunity Fund, respectively.


Trustees and officers of the Trust who are "interested persons" receive no salary or fees from the Funds. Trustees of the Trust who are not interested persons of the Trust receive $1,800 per meeting of the Board of Trustees attended by them, $150 per hour for services rendered, plus related expenses. The Funds do not provide pension or retirement benefits to the Trustees and officers.

The compensation of the Trustees, which is borne by the Funds in the ratio of their respective average net assets, for the fiscal year ended September 30, 2001, was as follows:


                               AGGREGATE              AGGREGATE                AGGREGATE         TOTAL COMPENSATION
   NAME AND POSITION       COMPENSATION FROM    COMPENSATION FROM THE    COMPENSATION FROM THE    FROM FUND COMPLEX
                            THE INCOME FUND      GROWTH & INCOME FUND    NEW OPPORTUNITY FUND

Richard S. McCormick *                                   ---                     ---                    ---
Chairman,    Board    of          ---
Trustees and President

John W. Meisenbach *              ---                    ---                     ---                    ---
Trustee, Treasurer
and Secretary


Lee A. Miller                    $1,180                $4,880                   $  240                  $6,300
Trustee

Morgan J. O'Brien                $1,180                $4,880                   $  240                  $6,300
Trustee

John M. Parker                   $1,180                $4,880                   $  240                  $6,300
Trustee

Jack R. Policar                  $1,180                $4,880                   $  240                  $6,300
Trustee


* These Trustees are compensated by the investment manager.

CODES OF ETHICS The Funds and the Funds' investment manager have adopted codes of ethics designed to recognize the fiduciary relationship between the Funds, the investment manager, and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts, subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


5% OWNERS The Trust is aware of one person who owned, of record or beneficially, more than 5% of the shares of any Fund as of December 31, 2001:

INCOME FUND               John W. Meisenbach                 6.6%         Record and Beneficial Ownership
                          2100 Washington Building
                          Seattle, Washington 98101

                          Charles Schwab & Co., Inc.        11.2%         Record Ownership
                          170 West Hill Place
                          Brisbane, California 94005

GROWTH & INCOME FUND      Charles Schwab & Co., Inc.         6.3%         Record Ownership
                          170 West Hill Place
                          Brisbane, California 94005

NEW OPPORTUNITY FUND      John W. Meisenbach..              39.5%         Record and Beneficial Ownership
                          2100 Washington Building
                          Seattle, Washington 98101



INVESTMENT MANAGER The Elite Group has employed McCormick Capital Management, Inc. as investment manager for the Funds. The duties of the investment manager include the following, unless otherwise provided by the Trust:
o    provision of continuous supervision of the Funds' investment portfolio;
o overall management of the Trust's business affairs (subject to the supervision of the Trustees);
o provision of certain executive officers, administrative and clerical functions of the Trust; and
o provision of suitable office space, necessary small office equipment, utilities, general purpose forms and supplies used at the offices of the Trust.

Richard S. McCormick and John W. Meisenbach are the controlling stockholders of the investment manager. Mr. McCormick is the President and Chief Executive Officer of the investment manager and serves as President and Chairman of the Board of Trustees of The Elite Group. Mr. Meisenbach, serves as Trustee, Treasurer and Secretary of The Elite Group. He is a partner in MCM Financial, a Seattle full-service insurance brokerage and financial planning firm and serves as a Director of Costco Wholesale and Expeditors International.

Compensation of the investment manager, based upon each Fund's daily average net assets, is at the following annual rates:

o For the Income Fund, 0.70% on the first $250 million, 0.625% on the next $250 million and 0.50% on all above $500 million.
o For the Growth & Income Fund, 1% on the first $250 million, 0.75% on the next $250 million and 0.50% on all above $500 million.
o For the New Opportunity Fund, 1.50% on the first $250 million, 1.25% on the next $250 million and 0.75% on all above $500 million.


Investment management fees are accrued daily on the books of the Funds and are paid monthly. Management fees for the Growth & Income Fund were $661,804, $629,184 and $773,094, respectively, for the fiscal years ended September 30, 2001, 2000 and 1999. Management fees for the Income Fund for the same periods, respectively, were $131,705, $150,872 and $197,932. Management fees for the New Opportunity Fund for the fiscal period ended September 30, 2001 were $40,468. Although not obligated to do so, the investment manager may reimburse a portion of the operating expenses of a Fund for any fiscal year. During the fiscal years ended September 30, 2001, 2000 and 1999, such reimbursements were $13,003, $15,959 and $24,258, respectively, for the Income Fund. During the fiscal period ended September 30, 2001, such reimbursements were $7,127 for the New Opportunity Fund. No such reimbursements were made to the Growth & Income Fund.

INDEPENDENT AUDITORS The firm of Tait, Weller & Baker of Philadelphia, Pennsylvania has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust. Tait, Weller & Baker will also prepare each Fund's federal and state tax returns for the fiscal year ending September 30, 2002, and will consult with the Trust as to matters of accounting and federal and state income taxation for the fiscal year ending September 30, 2002.

CUSTODIAN PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153, serves as custodian for both Funds. As such it holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Funds in accordance with the Investment Company Act of 1940), collects all income and effects all securities transactions on behalf of the Funds.


TRANSFER AGENT PFPC Inc., P.O. Box 61503, King of Prussia, Pennsylvania 19406, serves as Transfer and Dividend Paying Agent for both Funds. PFPC Inc. effects all transactions in shareholder accounts, maintains all shareholder records and pays income dividends and capital gains distributions as directed by the Board of Trustees.

CAPITAL STOCK AND VOTING

The capital of the Trust consists of an unlimited number of no par shares of beneficial interest ("shares") which may be classified or reclassified by the Board of Trustees among the Funds or to any new Funds as they deem appropriate. Currently the Trustees have authorized three such Funds, the Elite Income Fund, the Elite Growth & Income Fund and the Elite New Opportunity Fund, and have authorized an unlimited number of shares which may be sold to the public. Although they reserve the right to do so, the Trustees have no present intention to create any additional Funds of the Trust. Each Fund is governed by the Investment Company Act of 1940 and rules thereunder and is preferred over all other Funds in respect to assets allocated to such Fund. Shares are issued fully paid and non-assessable and each share represents an equal proportionate interest in its particular Fund with every other share of that Fund outstanding. Each share of each Fund has no preference as to conversion, dividends or interest and has no preemptive rights. Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

In the event of liquidation, shareholders of each Fund are entitled to share pro rate in the net assets of the Fund available for distribution to shareholders. Shares of each Fund, when issued, are fully paid and non-assessable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Declaration of Trust provides that, if elected, the Trustees will hold office for the life of the Trust, except that:
(1) any Trustee may resign or retire; (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. Otherwise there will normally be no meeting of shareholders for the purpose of electing Trustees, and none of the Funds expects to have an annual meeting of shareholders. The Trustees have agreed, if requested to do so by the holders of at least 10% of the Trust's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist shareholders in communication with other shareholders for this purpose. On any matter submitted to a vote of shareholders, all shares of a Fund shall be voted by a Fund's shareholders individually when the matter affects the specific interests of that particular Fund (such as approval of the Investment Management Agreement with the investment manager), except as otherwise required by the 1940 Act (such as voting for Trustees).

TAXATION OF THE FUND

Each Fund of the Trust is treated as a separate tax entity for Federal Income Tax purposes. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code). As a regulated investment company, a Fund will not be subject to federal income tax to the extent it distributes its net taxable income and its net capital gains to its shareholders. In order to qualify for tax treatment as a regulated investment company under the code, a fund will be required, among other things, to distribute annually at least 90% of its taxable income other than its net capital gains to shareholders.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute, in each calendar year, an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Dividends from net investment income and from net option income, and distributions of any capital gains will be taxable to shareholders (except shareholders who are exempt from paying taxes on their income), whether received in cash or invested in additional Fund shares. For corporate shareholders, the 70% dividends received deduction may apply to dividends from the Funds. The Fund will send you information each year on the tax status of dividends and disbursements.

A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income and from net option income, along with capital gains, will be taxable to shareholders whether received in cash or shares and no matter how long the shares have been held, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions received of net long-term capital gains during such six-month period.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Regulations are subject to change by legislative or administrative action at any time. Investors should consult with their own advisors for the effect of any state or local taxation and for more complete information of federal taxation.

PERFORMANCE DATA


The Funds may, from time to time, advertise average annual total return information. Such total return data is calculated by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P (1=T)n = ERV
Where:

     P =  a hypothetical initial payment of $1,000

     T =  average annual total return

     n =  number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

The Funds may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total return as described above.

From time to time, each Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                          Yield = 2[(a-b/cd + 1)6 - 1]

Where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

Each Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, a Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is no guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such performance comparisons to obtain a more complete view of the Funds' performance before investing. Of course, when comparing a Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in a Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


FINANCIAL STATEMENTS


The books of each Fund will be audited at least once each year by independent public accountants. Financial Statements of each Fund, as of September 30, 2001, together with the Report of the Fund's independent accountants thereon, are reflected in the Trust's Annual Report to Shareholders, incorporated herein by reference. A copy of the Annual Report and Semi Annual Report (if applicable) will accompany the Statement of Additional Information at no charge whenever requested by a shareholder or prospective shareholder. Shareholders will receive annual audited and semi-annual unaudited reports when published and will receive written confirmation of all confirmable transactions in their account.


DEBT SECURITIES RATINGS

DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC., in rating commercial paper, considers various factors including the following: (1) evaluation of the management of the issuer;
(2) evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount, type and maturity of schedules of long-term debt; (6) trend of earnings over a period of years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations. Based on the foregoing, "P-1", "P-2" and "P-3" represent relative rankings (P-1 being the highest) of companies that receive a Moody's rating.

STANDARD & POOR'S CORPORATION describes its highest ("A") rating for commercial paper, with the numbers 1, 2 and 3 being used to denote relative strength within the "A" classification as follows: liquidity ratios are adequate to meet cash requirements; long-term senior debt rating should be "A" or better; in some instances "BBB" credit ratings may be allowed if other factors outweigh the "BBB rating. The issuer should have access to at least two additional channels of borrowing. Basic earnings and cash flow should have an upward trend, with allowances made for unusual circumstances. Typically, the issuer' s industry should be well established and the issuer should have a strong position within its industry. The reliability and quality of management should be unquestioned.


DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interested payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to payment of principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S BOND RATINGS:

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC an CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

THE
ELITE
GROUP OF MUTUAL FUNDS _______________________________________________________








                                 ANNUAL REPORT

                               SEPTEMBER 30, 2001

                                                              September 30, 2001


Dear Shareholders:

Attached  with this letter is the  audited  Annual  Report for The Elite  Group:
Growth & Income, Income, and New Opportunity Funds.

The fiscal year for the Elite Funds ended September 30th, completing our fourteenth year. Many of you have been invested with us for the majority of those years and some of you are fairly new. We sincerely appreciate everyone's support and patronage.

THE ELITE GROWTH & Income Fund
The financial statements that make up the Annual Report give us the opportunity to review what has happened and gain some insight into what may happen. Looking back on fiscal 2001, the Growth & Income Fund was down 11.07%. This compares positively with the S&P 500 and our peers, which were down 26.63% and 26.52%, respectively.

The last twelve months have seen a unique set of circumstances that have negatively impacted the stock market. A combination of the bursting of the technology speculative bubble, an economy in recession, and the terrorist attack of September 11th are enough to break any stock market. We feel fortunate that the Growth & Income Fund is only down 11.07%.

We don't know what the next twelve months have in store for investors, but we believe it is extremely unlikely that the news will be as negative as in the past twelve months. It appears to us that the pieces of the puzzle are in place for the markets to move higher. Massive Federal stimulus, negative investor psychology, and the fact that we hold high quality growth stocks gives us considerable confidence that we will be moving higher over the next twelve months.

THE ELITE INCOME FUND
A beneficiary of the stress in the stock market was the bond market. Our Elite Income Fund was up 11.14% for the fiscal year ending September 30, 2001.

Think of money as water. When investors become concerned about the stability of the stock market, money flows to low-risk investments. As a result of this shift, bond prices increase and interest rates fall. Also helping bond investors is the fact that the Federal Reserve continues to cut short-term interest rates. In 2001, the Income Fund continued to do its job of diversifying portfolios and protecting assets.

THE ELITE NEW OPPORTUNITY FUND
The New Opportunity Fund was right in the middle of the turmoil surrounding the decline of the market. The intent of the "New Op" fund was to be aggressive and look for opportunities in high growth companies. Unfortunately, being aggressive carries with it a high degree of risk. That risk resulted in a decline of 47.2% for the eight and a half months the fund was in existence. The fund will always be a high-risk investment, but for all the reasons cited above, we believe the worst is behind us and this Fund should do well in a recovering stock market.

It is always our intent to keep our investors well informed. So, if you have any questions with respect to the Annual Report or your account, please don't hesitate to call.

Warm Regards,

/s/ Richard McCormick              /s/ John McCormick
Richard McCormick                  John McCormick

                           ELITE GROWTH & INCOME FUND
                           STANDARD & POORS 500 INDEX
                          LIPPER: MULTI-CAP CORE FUNDS

                  [GRAPHIC OMITTED]
  Average Annual
   Total Return

 1 year    -11.07%
 3 year      5.66%
 5 year      8.62%
10 year     11.88%

Elite Growth & Income Fund      10000 10750 12206 13646 16364 20333 27381 26061 28044 34562 30736
Standard & Poors 500 Index      10000 11102 12542 13003 16867 20294 28501 31080 39721 44996 33013
Lipper Multi-cap Core           10000 10982 12735 13100 16124 18953 25839 25824 32355 39337 28905

                                                  Past Performance is not predictive of
                                                            future performance

--> Elite Growth & Income Fund  $30,736
--> Standard & Poors 500 Index  $33,013
--> Lipper Multi-cap Core       $28,905

=================================================================================================

                                ELITE INCOME FUND
                          LEHMAN SHORT-TERM GOVT. INDEX
                         LEHMAN INTERMEDIATE GOVT. INDEX

                                [GRAPHIC OMITTED]
  Average Annual
   Total Return

 1 year     11.14%
 3 year      5.23%
 5 year      7.62%
10 year      6.76%

Elite Income Fund               10000 10867 11890 11406 12838 13324 14549 16505 16246 17306 19234
Lehman Intermediate Govt. Index 10000 11246 12105 11924 13188 13860 14945 16531 16619 17651 19922
Lehman Short-term Govt. Index   10000 10991 11534 11667 12622 13337 14254 15384 15755 16677 18456

                                                  Past Performance is not predictive of
                                                            future performance

-->Elite Income Fund               $19,234
-->Lehman Intermediate Govt. Index $19,992
-->Lehman Short-term Govt. Index   $18,456

=================================================================================================

                           ELITE NEW OPPORTUNITY FUND
                           STANDARD & POORS 500 INDEX
                         LIPPER: MULTI-CAP GROWTH FUNDS

            [GRAPHIC OMITTED]

Elite New Opportunity Fund      10000 5171
Standard & Poors 500 Index      10000 7622
Lipper: Multi-cap Growth Funds  10000 6148

                                                  Past Performance is not predictive of
                                                            future performance
-->Elite New Opportunity Fund     $5171
-->Standard & Poors 500 Index     $7622
-->Lipper: Multi-cap Growth Funds $6148

================================================================================

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------

To the Shareholders and Board of Trustees
The Elite Group

We have audited the accompanying statements of assets and liabilities of The Elite Growth and Income Fund, The Elite Income Fund, and The Elite New Opportunity Fund, each a series of shares of beneficial interest of The Elite Group, including the portfolios of investments as of September 30, 2001, and the related statements of operations for the year or period then ended, the statements of changes in net assets and the financial highlights for the periods indicated there. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Elite Growth and Income Fund, The Elite Income Fund, and The Elite New Opportunity Fund as of September 30, 2001, the results of their operations for the year or period then ended, the changes in their net assets and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.


                                                 TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
October 10, 2001

                            PORTFOLIO OF INVESTMENTS
                         The Elite Growth & Income Fund
                               September 30, 2001

                                                         Market Value
 Shares                                                       Note 2A
 ------                                                  ------------
        Common Stock 93.6%

        Capital Goods 15.6%
        ------------------------
48,000  General Electric                                   $1,785,600
50,000  Goodrich Corporation                                  974,000
80,000  Symbol Technologies                                   839,200
60,000  Tyco International                                  2,730,000
100,000 United Rentals*                                     1,734,000
40,000  York International                                  1,145,600
                                                          -----------
           Total Capital Goods                              9,208,400
                                                          -----------
        Consumer Goods 15.5%
        ------------------------
44,000  Black & Decker                                      1,372,800
60,000  Fortune Brands                                      2,010,000
30,000  International Game Technology*                      1,275,000
19,600  Johnson & Johnson                                   1,085,840
40,000  Safeway*                                            1,588,800
60,000  Starbucks*                                            896,400
40,000  Univision*                                            918,000
                                                          -----------
           Total Consumer Goods                             9,146,840
                                                          -----------
        Energy 6.0%
        ------------------------
70,000  Calpine*                                            1,596,700
80,000  Dayton Power & Light                                1,945,600
                                                          -----------
           Total Energy                                     3,542,300
                                                          -----------

        Financial Intermediaries 14.3%
        ------------------------------

12,000  American International Group                          936,000
40,000  Freddie Mac                                         2,600,000
32,000  Fannie Mae                                          2,561,920
15,000  Washington Mutual                                     577,200
40,000  Wells Fargo                                           1778000
                                                          -----------
           Total Financial Intermediaries                   8,453,120
                                                          -----------
        Health Care 30.0%
        -----------------

30,000  American Home Products                              1,747,500
60,000  Amerisource Bergen Corp.*                           4,257,000
60,000  Cardinal Health                                     4,437,000
40,000  Elan PLC/ADR*                                       1,938,000
20,000  Merck & Co.                                         1,332,000
40,000  Pfizer Inc.                                         1,604,000
50,000  Schering Plough                                     1,855,000
40,000  Vaxgen*                                               500,000
                                                          -----------
           Total Health Care                               17,670,500
                                                          -----------

        Technology & Telecommunications 12.2%
        -------------------------------------
60,000  Charter Communications*                              $742,800
130,000 Hotjobs*                                              776,100
20,000  IBM                                                 1,846,000
42,000  International Recitifier*                           1,143,660
24,000  Microsoft*                                          1,228,080
60,000  Sprint Corp                                         1,440,600
                                                          -----------
           Total Technology & Telecommunications            7,177,240
                                                          -----------
           Total Value of Common
           Stock (Cost $37,274,130)                        55,198,400
                                                          -----------
        Options - Covered Calls (1.3%)
        ------------------------------
-60,000 Cardinal Health Call
           $75.00 12/21/01                                  (276,000)
-42,000 International Recitifer Call
           $40.00 12/21/01                                   (32,550)
-40,000 Safeway Call
           $47.50 12/21/01                                   (13,000)
-100,000 United Rentals Call
           $22.50 12/21/01                                   (75,000)
-60,000 Starbucks Call
           $20.00 01/18/01                                   (21,000)
-80,000 Symbol Technologies
           $15.00 01/18/02                                   (54,000)
-40,000 Amerisource Bergen
           $70.00 02/15/02                                  (286,000)
           Total Value of Covered
                                                          -----------
           Calls (Cost ($1,239,690))                        (757,550)

        Convertible Securities 5.9%
        ---------------------------

180,000 Glenborough Realty $1.93 Preferred                  3,463,200

           Total Value of Convertible Securities
                                                          -----------
           (Cost $2,763,447)                                3,463,200
                                                          -----------
        Total Investments
        (cost $38,797,887**)                    98.2%      57,904,050

        Cash and receivables
        in excess of liabilities                 1.8%       1,047,803
                                                          -----------
        Net Assets                             100.0%     $58,951,853
                                               ======    ============

At September 30, 2001, unrealized appreciation of securities for Federal Income Tax purposes is as follows:

             Unrealized appreciation                     $ 21,519,487
             Unrealized depreciation                       (2,413,324)
                                                          -----------
             Net unrealized appreciation                 $ 19,106,163
                                                         ============
 *Non-income producing
 ** Cost for Federal Income Tax purposes is the same


                       See Notes to Financial Statements


                    PORTFOLIO OF INVESTMENTS
                      The Elite Income Fund
                       September 30, 2001
                                                                                                           Market Value
Par Value                                                               Maturity             Coupon             Note 2A
---------                                                               --------             ------        ------------

           Bonds 92.3%
           U.S. Government Notes, Bonds & Agencies  33.6%
           ----------------------------------------------
 $990,000  U.S. Treasury Notes                                          02/15/03             6.250%          $1,037,760
  500,000  Freddie Mac                                                  09/15/03             3.500%             503,063
  500,000  Fannie Mae                                                   01/25/08             6.750%             519,530
4,025,000  U.S. Treasury Bond                                           05/15/16             7.250%           4,838,807
                                                                                                            -----------
                       Total U.S. Government Notes & Bonds                                                    6,899,160
                                                                                                            -----------
           Electric & Gas Utilities 19.6%
           ------------------------------
  610,000  Entergy Arkansas                                             03/01/02             7.000%             617,739
1,485,000  Niagara Mohawk Power                                         09/01/02             5.875%           1,513,069
  150,000  Detriot Edison                                               01/15/03             7.400%             156,596
  585,000  Florida Power & Light                                        02/01/03             6.625%             586,367
  240,000  Scottish Power PLC                                           07/15/04             6.750%             253,189
  955,000  PG&E Gas Transmission NW Co.                                 06/01/05             7.100%             906,579
                                                                                                            -----------
                       Total Electric & Gas Utilities                                                         4,033,539
                                                                                                            -----------
                 Electric Utilities 22.6%
                --------------------------
  335,000  Idaho Power                                                  10/01/02             6.850%             346,200
  895,000  Ohio Power                                                   04/01/03             6.750%             928,773
  430,000  Illinois Power                                               09/15/03             6.000%             442,135
  500,000  Hawaiian Electric                                            12/05/05             6.660%             493,116
  885,000  Appalachian Power                                            03/01/06             6.800%             932,943
1,500,000  Kentucky Power                                               11/10/08             6.450%           1,504,893
                                                                                                            -----------
                       Total Electric Utilities                                                               4,648,060
                                                                                                            -----------
                 Financial / Corporate Bonds 16.5%
                -----------------------------------
  700,000  Ford Motor Credit                                            02/15/02             8.200%             711,938
  300,000  Safeway Inc                                                  09/15/02             7.000%             307,716
  900,000  Heller Financial                                             10/06/02             6.440%             930,014
  145,000  GMAC                                                         09/29/03             7.050%             151,733
  105,000  GMAC                                                         02/24/04             8.250%             113,202
  500,000  Ford Motor Credit                                            12/08/05             6.250%             505,226
  700,000  GMAC                                                         01/14/09             5.850%             666,090
                                                                                                            -----------
                       Total Financial / Corporate Bonds                                                      3,385,919
                                                                                                            -----------
                       Total Value of Bonds (Cost $18,072,049)                                               18,966,678
                                                                                                            -----------

   Shares
   -------
                 Convertible Securities 3.7%
                 ---------------------------

   39,500        Glenborough Reality $1.93 Preferred                                                            759,980
                                                                                                            -----------
                       Total Value of Convertible Securities (Cost $682,008)                                    759,980
                                                                                                            -----------

                 Total Investments (Cost $18,754,057*)                     96.0%                             19,726,658
                 Cash and receivables in excess of liabilities              4.0%                                833,696
                                                                     -----------                             ----------
                 NET ASSETS                                               100.0%                            $20,560,354
                                                                     ===========                            ===========

At September 30, 2001  unrealized  appreciation of securities for Federal Income
Tax purposes is as follows:
                 Unrealized appreciation                             $1,104,709
                 Unrealized depreciation                               (132,108)
                                                                     -----------
                 Net unrealized appreciation                           $972,601
                                                                     ===========
* Cost for Federal Income Tax purposes is the same

                        See Notes to Financial Statements

                            PORTFOLIO OF INVESTMENTS
                         The Elite New Opportunity Fund
                               September 30, 2001

                                                         Market Value
 Shares                                                       Note 2A
 ------                                                       -------
        Common Stock 93.3%

        Biotechnology & Health Care 27.1%
        ---------------------------------
 8,000  Antigenics*                                          $102,000
 5,700  Celera Genomics Group - Applera Corp.*                137,370
 5,000  Elan PLC/ADR*                                         242,250
 5,000  Medimunne*                                            178,150
 5,000  Pharmacia*                                            202,800
 8,000  Vaxgen*                                               100,000
                                                          -----------
           Total Biotechnology & Health Care                  962,570
                                                          -----------
        Business Services 4.0%
        ----------------------
 5,000  TMP Worldwide*                                        141,950
                                                          -----------
           Total Business Services                            141,950
                                                          -----------
        Capital Goods 10.6%
        -------------------
 8,000  Flextronics*                                          132,320
 2,000  International Game Technology                          85,000
 8,000  Symbol Technologies                                    83,920
 2,000  Zebra Technologies*                                    74,920
                                                          -----------
           Total Capital Goods                                376,160
                                                          -----------

        Energy 4.5%
        -----------
 7,000  Calpine*                                              159,670
                                                          -----------
           Total Energy                                       159,670
                                                          -----------
        Media 16.8%
        -----------
 6,000 AOL Time Warner*                                       198,600
 3,000 Comcast Corp Special clA*                              107,610
12,000 Liberty Media Corp Cl. A*                              152,400
 6,000 Univision*                                             137,700
                                                          -----------
           Total Media                                        596,310
                                                          -----------

        Semiconductors 6.9%
        -------------------
 4,000  Intel*                                                 81,760
 6,000  International Rectifier*                              163,380
                                                          -----------
           Total Semiconductor                                245,140
                                                          -----------

        Software 4.9%
        ---------------
 5,000  Check Point Software*                                $110,100
11,000  Micromuse *                                            62,480
                                                          -----------
           Total Software                                     172,580
                                                          -----------

        Telecommunications 18.5%
        ------------------------
 5,000  Amdox*                                                133,250
30,000  Global Crossing*                                       54,000
10,000  Tycom*                                                 78,500
 8,000  Sprint PCS*                                           210,320
12,000  Worldcom*                                             180,480
                                                          -----------
           Total Telecommunications                           656,550
                                                          -----------

           Total Value of Common
           Stock (Cost $4,965,735)                          3,310,930
                                                          -----------

        Options - Covered Calls -0.4%
        -----------------------------
-3,000  International Rectifier Call
           $40.00 12/21/01                                    (2,325)
-5,000 Check Point Software Call
           $35.00 01/18/02                                    (6,750)
-8,000 Symbol Technologies
           $15.00 01/18/02                                    (5,400)

           Total Value of Covered
                                                          -----------
           Calls (Cost ($62,358))                            (14,475)
                                                          -----------

        Calls Purchased 0.5%
        --------------------

 1,000  Gap Limited
           $12.50  03/15/02                                    18,500
           Total Value of Calls Purchased
                                                          -----------
           (Cost $16,300)                                      18,500
                                                          -----------

           Total Investments
           (cost $4,919,677**)                  93.4%       3,314,955

           Cash and receivables
           in excess of liabilities              6.6%         232,467
                                               ------     -----------
           Net Assets                          100.0%      $3,547,422
                                               ======    ============


At September 30, 2001, unrealized depreciation of securities for Federal Income Tax purposes is as follows:
            Unrealized appreciation                           $85,603
            Unrealized depreciation                        (1,690,325)
                                                          -----------
            Net unrealized depreciation                   $(1,604,722)
                                                         ============
* Non-income producing
** Cost for Federal Income Tax purposes is the same

                       See Notes to Financial Statements

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2001


                                                      The Elite Growth &     The Elite          The Elite New
                                                          Income Fund        Income Fund       Opportunity Fund
                                                         -----------        -----------       ----------------
Assets:
-------
Investments in securities at value (Cost
$38,797,887, $18,754,057 and $4,919,677,
respectively) (Note 2A, 3)                                $57,904,050         $19,726,658         $3,314,955

Cash and cash equivalent (Note 2D)                          1,027,979             500,686            131,636
Receivables:
     Interest                                                   2,129             348,664                578
     Dividends                                                134,832              19,133                 80
     Capital stock sold                                        13,797               4,314            100,000
     Other assets                                                 -                   -                9,542
                                                        -------------         -----------         ----------
Total Assets                                               59,082,787          20,599,455          3,556,791
                                                        -------------         -----------         ----------
Liabilities:
------------
Payables:
     Investment management fees                                50,347              11,864              4,568
     Capital stock reacquired                                  25,984               3,607                -
     Distributions                                             52,305              16,062                -
     Accrued expenses                                           2,298               7,568              4,801
                                                        -------------         -----------         ----------
Total Liabilities                                             130,934              39,101              9,369
                                                        -------------         -----------         ----------
Net Assets:
-----------
The Elite Growth & Income Fund - applicable to
  2,673,284 shares outstanding                            $58,951,853
                                                        =============
The Elite Income Fund - applicable to
  1,955,906 shares outstanding                                                $20,560,354
                                                                              ===========
The Elite New Opportunity Fund - applicable to
  671,330 shares outstanding                                                                      $3,547,422
                                                                                                  ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE (net assets / shares outstanding)              $22.05              $10.51              $5.28
                                                        =============         ===========         ==========

At September 30, 2001 the components of net assets were as follows:

Paid-in capital                                           $39,845,690         $19,709,426         $5,970,433
Accumulated net realized loss on investments                     -               (150,045)          (818,289)
Undistributed net investment income                              -                 28,372               -
Net unrealized appreciation (depreciation)                 19,106,163             972,601         (1,604,722)
                                                        -------------         -----------        -----------

Net Assets                                                $58,951,853         $20,560,354         $3,547,422
                                                        =============         ===========         ==========

                                       See Notes to Financial Statements

                             STATEMENT OF OPERATIONS
                      For the Year Ended September 30, 2001

                                                      The Elite Growth &     The Elite          The Elite New
                                                          Income Fund        Income Fund       Opportunity Fund*
                                                         -----------        -----------       ----------------
Investment Income:
------------------
Income:
     Interest                                                $100,591          $1,142,104            $14,020
     Dividends                                                841,654              78,880              1,026
                                                        -------------         -----------        -----------
        Total Income                                          942,245           1,220,984             15,046
                                                        -------------         -----------        -----------
Expenses:
     Investment management fee                                661,804             131,705             40,468
     Transfer agent fees                                       32,068              15,511              7,640
     Custodian fees                                            15,524               6,128              6,434
     Professional fees                                         24,618               4,035                -
     Trustee fees and expenses                                 14,400               4,720                640
     Recordkeeping services                                    51,887              12,000             20,355
     Shareholder reports                                        5,328               1,093                750
     Registration fees and other                                7,959               4,955              6,821
                                                        -------------         -----------        -----------
        Total Expenses                                        813,588             180,147             83,108
Fees paid indirectly (Note 5)                                 (24,850)                -                   -
Fees paid by manager (Note 4)                                     -               (13,003)            (7,127)
                                                        -------------         -----------        -----------
        Net Expenses                                          788,738             167,144             75,981
                                                        -------------         -----------        -----------
        Net Investment Income (loss)                          153,507           1,053,840            (60,935)
                                                        -------------         -----------        -----------

Realized and Unrealized Gain (Loss) on
Investment Securities and Options Contracts
-------------------------------------------

Net realized gain (loss):
     Investment securities                                    953,965              42,568         (1,024,822)
     Expired and closed covered call options
     written (Note 3)                                       2,469,799                  -             206,533
                                                        -------------         -----------        -----------
     Net realized gain (loss) on investment
     securities and option contracts                        3,423,764              42,568           (818,289)
                                                        -------------         -----------        -----------
     Net increase (decrease) in unrealized
     appreciation of investment securities                (10,885,817)            910,804         (1,604,722)
                                                        -------------         -----------        -----------
     Net increase (decrease) in net assets
     resulting from operations                            $(7,308,546)         $2,007,212        $(2,483,946)
                                                        =============         ===========        ===========


* Fund commenced operations January 18, 2001.

                                            See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                         The Elite Growth & Income Fund
                        For the Years Ended September 30

                                                                 2001                    2000
                                                                 ----                    ----
Operations:
-----------

     Net investment income                                     $153,507                $279,570
     Net realized gain on investment
        securities and options contracts                      3,423,764               3,536,069
     Net increase (decrease) in unrealized
        appreciation of investment securities               (10,885,817)              8,864,528
                                                            -----------             -----------
     Net increase (decrease) in net assets
        resulting from operations                            (7,308,546)             12,680,167

Distributions to Shareholders:
------------------------------
     Distributions from net investment income
     ($0.06 and $0.11 per share, respectively)                 (153,334)               (288,178)

     Distribution from net realized gains on investment
     transactions ($1.39 and $1.15 per share, respectively)  (3,563,686)             (2,798,205)

Capital Share Transactions:
---------------------------
     Increase (decrease) in net assets resulting from
     capital share transactions (a)                           2,970,308             (11,534,161)
                                                            -----------             -----------
        Total decrease in net assets                         (8,055,258)             (1,940,377)

Net Assets:
-----------
     Beginning of year                                       67,007,111              68,947,488
                                                            -----------             -----------
     End of year (including undistributed net investment
     income of $0 and $15,339, respectively)                $58,951,853             $67,007,111
                                                            ===========             ===========

(a) Transactions in capital stock were as follows:

                                                             Year Ended                    Year Ended
                                                         September 30, 2001            September 30, 2000
                                                         ------------------            ------------------
                                                       Shares           Value           Shares         Value
                                                       ------           -----           ------         -----
     Shares sold                                       282,730        $7,414,521        283,515     $6,577,206
     Shares issued in reinvestment
        of distributions                               159,474         3,639,007        116,417      3,040,772
                                                      --------        ----------       --------     ----------
                                                       442,204        11,053,528        399,932      9,617,978
     Shares redeemed                                  (307,782)       (8,083,220)      (931,741)   (21,152,139)
                                                      --------        ----------       --------     ----------
     Net Increase (decrease)                           134,422        $2,970,308       (531,809)  $(11,534,161)
                                                      ========        ==========       ========     ==========

                                                   See Notes to Financial Statements


                       STATEMENT OF CHANGES IN NET ASSETS
                              The Elite Income Fund
                        For the Years Ended September 30



                                                                 2001                    2000
                                                                 ----                    ----
Operations:
-----------

     Net investment income                                   $1,053,840              $1,242,122
     Net realized gain (loss) on investment
        securities                                               42,568                (141,041)
     Net increase in unrealized
        appreciation of investment securities                   910,804                 147,087
                                                            -----------              ----------
     Net increase in net assets resulting
        from operations                                       2,007,212               1,248,168

Distributions to Shareholders:
------------------------------
     Distribution from net investment income ($0.58 and
     $0.59 per share, respectively).                         (1,060,302)             (1,209,572)

Capital Share Transactions:
---------------------------
     Increase (decrease) in net assets resulting from
     capital share transactions (a)                           1,326,380              (7,653,917)
                                                            -----------              ----------
        Total increase (decrease) in net assets               2,273,290              (7,615,321)

Net Assets:
-----------
     Beginning of year                                       18,287,064              25,902,385
                                                            -----------              ----------
     End of year (including undistributed net investment
     income of $28,372 and $34,834 respectively)            $20,560,354             $18,287,064
                                                            ===========             ===========

(a) Transactions in capital stock were as follows:

                                                              Year Ended                    Year Ended
                                                         September 30, 2001            September 30, 2000
                                                         ------------------            ------------------
                                                       Shares           Value           Shares         Value
                                                       ------           -----           ------         -----
     Shares sold                                       412,611       $4,277,306         341,291      $3,347,721

     Shares issued in reinvestment
        of distributions                                94,255          971,984         111,746       1,102,780
                                                      --------       ----------        --------      ----------
                                                       506,866        5,249,290         453,037       4,450,501
     Shares redeemed                                  (380,448)      (3,922,910)     (1,225,103)    (12,104,418)
                                                      --------       ----------        --------      ----------
     Net increase (decrease)                           126,418       $1,326,380        (772,066)    $(7,654,917)
                                                      ========       ==========       =========     ===========


                                              See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                         The Elite New Opportunity Fund
                     For the Period Ended September 30, 2001

                                                                            2001
                                                                            ----
Operations:
-----------

     Net investment loss                                                 $(60,935)
     Net realized loss on investment
        securities and options contracts                                 (818,289)
     Net decrease in unrealized
        appreciation of investment securities                          (1,604,722)
                                                                       ----------
     Net decrease in net assets
        resulting from operations                                      (2,483,946)

Capital Share Transactions:
---------------------------
      Increase in net assets resulting from capital
      share transactions (a)                                            6,031,368
                                                                       ----------
        Total increase in net assets                                    3,547,422

Net Assets:
-----------
     Beginning of period                                                   -
                                                                       ----------
     End of period                                                     $3,547,422
                                                                       ==========

(a) Transactions in capital stock were as follows:

                                                                  Period Ended
                                                               September 30, 2001*
                                                               -------------------

                                                              Shares           Value
                                                              ------           -----
     Shares sold                                              685,950       $6,132,155

     Shares redeemed                                          (14,620)        (100,787)
                                                              -------        ---------
     Net Increase                                             671,330       $6,031,368
                                                              =======        =========

     * Fund commenced operations January 18, 2001

                                  See Notes to Financial Statements

                                              FINANCIAL HIGHLIGHTS
                                         The Elite Growth & Income Fund
                                 For a share outstanding throughout each year

                                                                             Year Ended September 30,
                                                  2001             2000             1999             1998           1997
                                                  ----             ----             ----             ----           ----

Net asset value, beginning of year           $   26.39        $   22.45         $  21.02         $  22.25       $  20.55
                                             ---------        ---------         --------         --------       --------
Income from Investment Operations
- -------------------------------
     Net investment income                        0.06             0.11             0.18             0.18           0.29
     Net gain (loss) on securities
       (both realized and unrealized)            (2.95)            5.09             1.43            (1.24)          6.15
                                             ---------        ---------         --------         --------       --------
        Total from investment operations         (2.89)            5.20             1.61            (1.06)          6.44
                                             ---------        ---------         --------         --------       --------

Less Distributions
------------------
     Dividends from net investment income        (0.06)           (0.11)           (0.18)           (0.17)         (0.29)
     Distribution from capital gains             (1.39)           (1.15)             -                 -           (4.45)
                                             ---------        ---------         --------         --------       --------
        Total Distributions                      (1.45)           (1.26)           (0.18)           (0.17)         (4.74)
                                             ---------        ---------         --------         --------       --------

Net asset value, end of year                    $22.05           $26.39           $22.45           $21.02         $22.25
                                             =========        =========         ========         ========       ========
        Total Return                            (11.07%)          23.24%            7.62%           (4.82%)        34.66%

Ratios / Supplemental Data
--------------------------
     Net asset value, end of year (in 000's)   $58,952          $67,007          $68,947          $72,271        $67,719
     Ratio of expenses to average net assets*    1.23              1.27             1.25%            1.23           1.30
     Ratio of net investment income to
        average net assets                       0.23%             0.45%            0.75%            0.71%           1.41%

     Portfolio turnover                        121.67%            98.83%          133.11%          138.49%         115.80%

* Ratio reflects fees paid through a directed brokerage arrangement. The expense ratios for 2001, 2000, 1999, 1998, and 1997 after reduction  of  fees paid  through  the directed  brokerage  arrangement were 1.19%,  1.11%,  1.12%, 1.15%, and 1.27%
  respectively.


                                               See Notes to Financial Statements


                                           FINANCIAL HIGHLIGHTS
                                          The Elite Income Fund
                               For a share outstanding throughout each year


                                                                             Year Ended September 30,
                                                  2001             2000             1999             1998           1997
                                                  ----             ----             ----             ----           ----
Net asset value, beginning of year             $ 10.00           $ 9.96          $ 10.72          $ 10.00          $ 9.73
                                               -------           ------          -------          -------          ------
Income from Investment Operations
---------------------------------
     Net investment income                        0.57             0.61             0.59             0.59            0.60
     Net gain (loss) on securities
        (both realized and unrealized)            0.52             0.02            (0.76)            0.72            0.27
                                               -------           ------          -------          -------          ------
        Total from investment operations          1.09             0.63            (0.17)            1.31            0.87

Less Distributions
------------------
     Dividends from net investment income        (0.58)           (0.59)           (0.59)           (0.59)          (0.60)
                                               -------           ------          -------          -------          ------
        Total Distributions                      (0.58)           (0.59)           (0.59)           (0.59)          (0.60)

Net asset value, end of year                    $10.51           $10.00            $9.96           $10.72          $10.00
                                               =======           ======          =======          =======          ======

        Total Return                            11.10%            6.51%           (1.62%)           13.44%           9.20%

Ratios / Supplemental Data
--------------------------
     Net asset value, end of year (in 000's)   $20,560          $18,287          $25,902          $30,841         $16,312
     Ratio of expenses to average net assets      0.96*           1.02%*           0.95%*           0.92%           0.96%
     Ratio of net investment income to
        average net assets                        5.60%            5.78%            5.60%            5.63%           6.01%

     Portfolio turnover                           6.03%            5.55%           33.01%           21.41%          37.60%




*Ratio reflects expenses prior to  reimbursement  from  manager.  Expense ratio after  reimbursement  was 0.84%, 0.95%
 and 0.86% for 2001, 2000 and 1999, respectively.


                                              See Notes to Financial Statements

                                      FINANCIAL HIGHLIGHTS
                                 The Elite New Opportunity Fund
                         For a share outstanding throughout the period

                                                                   Period Ended September 30, 2001*

Net asset value, beginning of period                                          $   10.00
                                                                             ----------
Income from Investment Operations
---------------------------------
     Net investment loss                                                          (0.09)
     Net loss on securities
        (both realized and unrealized)                                            (4.63)
                                                                             ----------
        Total from investment operations                                          (4.72)
                                                                             ----------

Net asset value, end of period                                                 $   5.28
                                                                             ==========

        Total Return                                                            (47.20%)

Ratios / Supplemental Data
--------------------------
     Net asset value, end of period (in 000's)                                   $3,547
     Ratio of expenses to average net assets (a)                                   3.01%**

     Ratio of net investment income to
        average net assets                                                        (2.21%)**

     Portfolio turnover**                                                        156.76%
-


* Fund commenced operations on January 18, 2001
** Annualized
(a) Ratio reflects expenses prior to reimbursement by manager.  Expense ratio after reimbursement was 2.76%

                                    See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS
September 30, 2001


NOTE 1 - ORGANIZATION

The Elite Growth and Income Fund, The Elite New Opportunity Fund, and The Elite Income Fund (the "Funds") are three series of shares of beneficial interests of The Elite Group (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Trust was organized in Massachusetts as a business trust on August 8, 1986. The Trust is authorized to issue an unlimited number of no par shares of beneficial interest of any number of series. Currently, the Trust has authorized only the three series above. The Elite Growth & Income Fund's investment objective is to maximize total returns through an aggressive approach to the equity and debt securities markets. The Elite New Opportunity Fund's investment objective is to seek capital appreciation. The Elite Income Fund's investment objective is to achieve the highest income return obtainable over the long term commensurate with investments in a diversified portfolio consisting primarily of investment grade debt securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation - Investments in securities traded on a national securities exchange are valued at the last reported sales price. Securities which are traded over-the-counter are valued at the bid price. Securities for which reliable quotations are not readily available are valued at their respective fair value as determined in good faith by, or under procedures established by the Board of Trustees.

B. Federal Income Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all its taxable income to its shareholders. Therefore no federal income tax provision is required.

As of September 30, 2001 for Federal Income tax purposes, the Elite Income Fund had $137,892 of capital loss carryovers, expiring September 30, 2009, which may be applied against future net taxable gain of each succeeding year until the earlier of its utilization or its expiration.

C. Option Accounting Principles (The Elite Growth & Income Fund and the Elite New Opportunity Fund) - When the Fund sells an option, an amount equal to the premium received by the Fund is included as an asset and an equivalent liability. The amount of the liability is marked-to-market to reflect the current market value of the options written. The current market value of a traded option is the last sale price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium received. The Elite Growth & Income Fund as a writer of an option may have no control over whether the underlying security may be sold
(call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

D. Cash Equivalent - Consists of investment in mutual fund money market accounts.

E. Other - As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on debt securities purchased are amortized in accordance with tax regulations. In order to comply with new accounting standards mandated by the latest AICPA Accounting and Audit Guide for Audits of Investment Companies (dated December 1, 2000) both premiums and discounts on debt securities will be amortized using the interest method for the fiscal year beginning October 1, 2001. This change will have no effect on the Fund's net assets. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles

NOTES TO FINANCIAL STATEMENTS
September 30, 2001 - Continued

generally accepted in the United States of America. These differences are primarily due to differing treatments for post - October losses. Interest income and estimated expenses are accrued daily.

F. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

On September 30, 2001 The Elite Growth & Income Fund decreased undistributed net investment income by $15,512, increased undistributed capital gains by $57,865 and decreased paid-in-capital by $42,353 due to differing book/tax treatment of distributions. The Elite New Opportunity Fund increased undistributed net investment income by $60,935 and decreased paid-in-capital by $60,935 due to the Fund experiencing a net investment loss during the year.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2001, purchases and sales of securities, other than options and short-term notes were as follows:

                                            Purchases             Sales
                                            ---------             -----
The Elite Growth and Income Fund           $81,043,786         $79,891,167
The Elite Income Fund                       $4,021,687          $1,080,428
The Elite New Opportunity Fund             $11,892,961          $5,842,952


For The Elite Growth & Income Fund, transactions in covered call options written were as follows:

                                                           Number of
                                                           Contracts*            Premiums
                                                           ---------             --------

Options outstanding on September 30, 2000                     3,295            $1,959,770
Options written                                              31,314            12,513,908
Options terminated in closing purchase transactions         (28,299)          (12,271,118)
Options exercised                                              (400)             (146,035)
Options expired                                              (1,690)             (816,835)
                                                           --------           -----------
Options outstanding on September 30, 2001                     4,220            $1,239,690
                                                           ========           ===========

        * Each contract represents 100 shares of common stock


For The Elite New Opportunity Fund, transactions in covered call options written were as follows:

                                                           Number of
                                                           Contracts*            Premiums
                                                           ---------             --------

Options outstanding on September 30, 2000                         0                  $  0
Options written                                               2,900               935,684
Options terminated in closing purchase transactions          (2,110)             (727,911)
Options exercised                                              (280)              (59,452)
Options expired                                                (350)              (85,963)
                                                           ---------             --------
Options outstanding on September 30, 2001                        60              $ 62,358
                                                           =========             ========

         * Each contract represents 100 shares of common stock

NOTES TO FINANCIAL STATEMENTS
September 30, 2001 - Continued

NOTE 4 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds retain McCormick Capital Management Inc. as their Investment Manager. Under an Investment Management Agreement, the Investment Manager furnishes each Fund with investment advice, office space and salaries of non-executive personnel needed by the Funds to provide general office services. As compensation for its services, the Manager is paid a monthly fee based upon the average daily net assets of each Fund. For The Elite Growth & Income Fund, The Elite Income Fund, and The Elite New Opportunity Fund, the rates are 1%, 7/10 of 1%, and 1.5%, respectively, up to $250 million; 3/4 of 1%, 5/8 of 1%, and 1.25% over $250 million up to $500 million; and 1/2 of 1%, 1/2 of 1% and 3/4 of 1% respectively, over $500 million for each Fund.

The Manager may voluntarily reimburse a portion of the operating expenses of a Fund for any fiscal year (including management fees, but excluding taxes, interest and brokerage commissions). Voluntary reimbursements may cease at any time without prior notice.

NOTE 5 - DIRECTED BROKERAGE ARRANGEMENT

In an effort to reduce the total expenses of the Funds, a portion of the operating expenses may be paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of the operating expenses by the broker-dealer, is based on a percentage of commissions earned. Expenses paid under this arrangement during the year ended September 30, 2001 was $24,850.

NOTE 6 - CONCENTRATION

Although the funds have a diversified investment portfolio, there are certain credit risks due to the manner in which the portfolio is invested, which may subject the funds more significantly to economic changes occurring in certain industries or sectors. The Elite Growth & Income Fund has investments in excess of 10% in capital goods, consumer goods, financial intermediaries, health care, and technology and telecommunications industries. The Elite Income Fund has investments in excess of 10% in the electric and gas utilities and financial industries. The Elite New Opportunity Fund has investments in excess of 10% in the biotechnology & healthcare, capital goods, media, and telecommunications industries.

                                THE ELITE GROUP
                                     PART C:
                               OTHER INFORMATION

ITEM 23.  EXHIBITS

(a) Declaration of Trust - Incorporated by reference, filed 1/25/99, Accession number 0000930356-99-000005. Certificate of Designation, dated October 27, 2000 - Incorporated by reference, filed 1/19/2001, Accession number 0000930356-01-000004

(b) By Laws - Incorporated by reference, filed 1/25/99, Accession number 0000930356-99-000005

(c) Instruments Defining Rights of Security Holders - See Declaration of Trust, Articles V, VI, VII and VIII, see also By-Laws, Articles I, IV and VI, Incorporated by reference, filed 1/25/99, Accession number 0000930356-99-000005. See also Amendment to Declaration of Trust and Amendment to By Laws, incorporated by reference, exhibits (a) and (b).

(d) Investment Management Agreement - Incorporated by reference, filed 1/25/99, Accession number 0000930356-99-000005. Investment Management Agreement Addendum, dated January 18, 2001- Incorporated by reference, filed 1/19/2001, Accession number 0000930356-01-000004

(e)  Not Applicable

(f)  Not Applicable


(g)  Custodian Services Agreement - Filed herewith


(h) (1) Administration Agreement - Incorporated by reference, filed 1/25/99, Accession number 0000930356-99-000005
     (2) Accounting Services Agreement - Incorporated by reference, filed 1/25/99, Accession number 0000930356-99-000005
     (3)  Powers of Attorney - Incorporated by reference

(i) (1) Opinion and Consent of Counsel - Incorporated by reference, filed 1/25/99, Accession number 0000930356-99-000005
     (2) Consent of Counsel, January 11, 1999 - Incorporated by reference, filed 1/25/99, Accession number 0000930356-99-000005

(j) Consent of Auditors - Filed  herewith

(k) Annual Audited Report to Shareholders, September 30, 2001 - Incorporated by reference, filed 11/21/2001, Accession number 0000799196-01-500007

(l)  Not Applicable

(m)  Not  Applicable

(n)  Not Applicable

(o)  Not  Applicable

(p) Code of Ethics - Incorporated by reference, filed 1/31/2000, Accession number 0000930356-00-000004

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

To the knowledge of Registrant, the Registrant is not controlled by or under common control with any other person.

ITEM 25. INDEMNIFICATION

Section 5.3 of the Trust's Declaration of Trust, incorporated as Exhibit (b)(1) of Item 24, provides for indemnification of certain persons acting on behalf of the Trust.



The Trust reserves the right to purchase Professional Indemnity insurance coverage, the terms and conditions of which would conform generally to the standard coverage available to the investment company industry. Such coverage for the Funds would generally include losses incurred on account of any alleged negligent act, error or omission committed in connection with operation of the Funds, but excluding losses incurred arising out of any dishonest, fraudulent, criminal or malicious act committed or alleged to have been committed by the Trust. Such coverage for trustees and officers would generally include losses incurred by reason of any actual or alleged breach of duty, neglect, error, misstatement, misleading statement or other act of omission committed by such person in such a capacity, but would generally exclude losses incurred on account of personal dishonesty, fraudulent breach of trust, lack of good faith or intention to deceive or defraud, or willful failure to act prudently. Similar coverage by separate policies may be afforded the investment manager and its directors, officers and employees.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See Part B, "Trustees and Officers," for the activities and affiliations of the officers and directors of the Investment Adviser. Currently, the Investment Adviser's sole business is to serve as Investment Adviser to the Trust.

ITEM 27.  PRINCIPAL UNDERWRITERS

Inapplicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

All account books and records not normally held by the Custodian and Transfer Agent are held by the Trust in the care of Richard S. McCormick, 1325 4th Avenue, Suite 2144, Seattle, Washington 98101.

ITEM 29.  MANAGEMENT SERVICES

Inapplicable.

ITEM 30.  UNDERTAKINGS

Inapplicable

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Seattle, and State of Washington on the 15th day of January, 2002.

                                        THE ELITE GROUP


                                        By: /s/Richard S. McCormick
                                            ---------------------------------
                                            Richard S. McCormick, President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities and on the date indicated.



 /s/Richard S. McCormick             Trustee/President (Chief Exec. Officer)           January 15, 2002
 ----------------------------        ---------------------------------------
 Richard S. McCormick                               (Title)                                  (Date)


                                         Trustee, Treasurer & Secretary
           *                                (Chief Financial Officer)                  January 15, 2002
 ----------------------------        ---------------------------------------
 John Meisenbach                                    (Title)                                  (Date)



           *                                         Trustee                           January 15, 2002
 ----------------------------        ---------------------------------------
 Morgan J. O'Brien                                  (Title)                                 (Date)



           *                                         Trustee                           January 15, 2002
-----------------------------        ---------------------------------------
 John P. Parker                                     (Title)                                 (Date)



           *                                         Trustee                           January 15, 2002
-----------------------------        ---------------------------------------
 Jack R. Policar                                    (Title)                                 (Date)



           *                                         Trustee                           January 15, 2002
-----------------------------        ---------------------------------------
 Lee A. Miller                                      (Title)                                 (Date)

 *     /s/ Richard McCormick
       -------------------------------------
        Attorney-in-Fact, under Powers of Attorney dated September 16, 1999